EXHIBIT 99.2

Supplemental Financial Information
December 31, 2006
(Unaudited)

Table of Contents	Page No.

Corporate Profile	1
Statements of Consolidated Income	2
Consolidated Balance Sheets	3
Statements of Consolidated Income at Prorata Share	4
Consolidated Balance Sheets at Prorata Share	5
Summary Operating Data	6 - 7
Funds from Operations
Dividends
General and Administrative Expenses
Net Operating Income
Rentals
Interest Expense
Property
Joint Venture Reporting	8 - 11
Financial Statements of Unconsolidated Joint Ventures at 100%
Financial Statements of Unconsolidated Joint Ventures at Prorata Share
Investments in Real Estate Joint Ventures
Debt Information for Real Estate Joint Ventures
Summary Balance Sheet Information	12
Common Share Data
Capitalization
Capital Availability
Credit Ratings
Debt Information	13 - 14
Outstanding Balance Summary
Fixed vs Variable Rate Debt
Secured vs Unsecured Debt
Coverage Ratios
Weighted Average Interest Rates
Schedule of Maturities
Other Information	15 - 16
Tenant Diversification
Lease Information
Leasing Production
Average Minimum Rent per Square Foot
Occupancy
Property Information	17 - 32
Property Investment Summary
Acquisition Summary
Disposition Summary
New Development Summary
Total Operating Income at Prorata Share by Geographic Region
Property Listing

This supplemental financial information package contains historical information of the Company.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting Weingarten Realty Investors’ expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions. Accordingly, there is no assurance that WRI’s expectations will be realized.

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of December 31, 2006, we owned or operated under long-term leases, interests in 363 developed income-producing properties and 26 properties that are in various stages of development (including 7 which are income-producing), which are located in 22 states that span the United States from coast to coast. Included in the portfolio are 322 shopping centers and 67 industrial projects. Our interests in these properties aggregated approximately 47.5 million square feet of building area. Our properties were 94.1% leased as of December 31, 2006, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Regional Offices

Atlanta, GA
Austin, TX
Dallas, TX
Denver, CO (Miller Weingarten)
Ft. Lauderdale, FL
Las Vegas, NV
Los Angeles, CA
Orlando, FL
Phoenix, AZ
Raleigh, NC
Sacramento, CA
Encino, CA
Seattle, WA

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF

Weingarten Realty Investors
Statements of Consolidated Income
(in thousands, except per share amounts)
(as reported)

	Three Months Ended
	December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005	2004	2003	2002

Revenues:
Rentals	$144,380	$128,799	$554,361	$504,034	$452,567	$365,340	$312,581
Other	2,227	1,168	7,019	6,367	8,347	6,676	4,538
Total	146,607	129,967	561,380	510,401	460,914	372,016	317,119

Expenses:
Depreciation and amortization	33,446	30,914	127,613	117,062	103,870	80,776	65,803
Operating	27,632	21,583	91,422	76,630	71,540	57,709	48,284
Ad valorem taxes	14,057	13,606	65,528	58,923	51,966	41,599	37,821
General and administrative	7,301	4,256	23,801	17,379	16,122	13,820	11,148
Impairment loss					3,550
Total	82,436	70,359	308,364	269,994	247,048	193,904	163,056

Operating Income	64,171	59,608	253,016	240,407	213,866	178,112	154,063
Interest Expense	(40,056)	(34,236)	(146,943)	(130,761)	(117,096)	(90,269)	(67,171)
Interest and Other Income	4,226	1,110	9,045	2,867	1,390	1,563	1,053
Loss on Redemption of Preferred Shares					(3,566)	(2,739)
Equity in Earnings of Joint Ventures, net (a)	3,789	1,822	14,655	6,610	5,384	4,681	3,930
Income Allocated to Minority Interests	(1,437)	(1,530)	(6,414)	(6,060)	(4,928)	(2,723)	(3,553)
Gain (Loss) on Sale of Properties	(4,507)	195	22,467	22,306	1,562	665	188
Gain on Land and Merchant Development Sales	986	804	7,166	804
Benefit (Provision) for Income Taxes	35		(1,366)
Income From Continuing Operations	27,207	27,773	151,626	136,173	96,612	89,290	88,510
Operating Income From Discontinued Operations	239	3,853	7,864	18,021	19,886	20,951	23,885
Gain on Sale of Properties From Discontinued Operations	26,940	19,777	145,520	65,459	24,883	6,039	19,472
Income From Discontinued Operations	27,179	23,630	153,384	83,480	44,769	26,990	43,357
Net Income	54,386	51,403	305,010	219,653	141,381	116,280	131,867
Preferred Share Dividends	(2,525)	(2,525)	(10,101)	(10,101)	(7,470)	(15,912)	(19,756)
Redemption Cost of Series A Preferred Shares						(2,488)
Net Income Available to Common Shareholders	$51,861	$48,878	$294,909	$209,552	$133,911	$97,880	$112,111
Net Income Per Common Share - Basic	$0.61	$0.55	$3.36	$2.35	$1.55	$1.24	$1.44
Net Income Per Common Share - Diluted	$0.59	$0.54	$3.27	$2.31	$1.54	$1.24	$1.43

(a) See Page 8 for the Company's prorata share of the operating results of its unconsolidated joint ventures.

Weingarten Realty Investors
Consolidated Balance Sheets
(in thousands, except per share amounts)
(as reported)

	December 31,
	2006	2005
ASSETS

Property	$4,445,888	$4,033,579
Accumulated Depreciation	(707,005)	(679,642)
Property - net	3,738,883	3,353,937

Investment in Real Estate Joint Ventures (a)	203,839	84,348
Total	3,942,722	3,438,285

Notes Receivable from Real Estate Joint Ventures and Partnerships	3,971	42,195
Unamortized Debt and Lease Costs	112,873	95,616
Accrued Rent and Accounts Receivable (net of allowance for doubtful
accounts of $5,995 in 2006 and $4,673 in 2005)	78,893	60,905
Cash and Cash Equivalents	71,003	42,690
Restricted Deposits and Mortgage Escrows	94,466	11,747
Other	71,612	46,303
Total	$4,375,540	$3,737,741

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$2,900,952	$2,299,855
Accounts Payable and Accrued Expenses	132,821	102,143
Other	128,306	102,099
Total	3,162,079	2,504,097

Minority Interest	87,680	83,358

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of
beneficial interest; 100 shares issued and outstanding
in 2006 and 2005; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of
beneficial interest; 29 shares issued and outstanding in 2006
and 2005; liquidation preference $72,500	1	1
Common Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 150,000; shares issued and outstanding:
85,765 in 2006 and 89,403 in 2005	2,582	2,686
Additional Paid in Capital	1,136,481	1,288,432
Accumulated Dividends in Excess of Net Income	(786)	(132,786)
Accumulated Other Comprehensive Loss	(12,500)	(8,050)
Shareholders' Equity	1,125,781	1,150,286
Total	$4,375,540	$3,737,741

(a) This represents the Company's investment of its unconsolidated joint ventures. See page 8 for additional information.

Weingarten Realty Investors
Statements of Consolidated Income at Prorata Share
(in thousands, except per share amounts)

	Three Months Ended
	December 31,		Twelve Months Ended December 31,
	2006	2005	2006	2005	2004	2003	2002

Revenues:
Rentals	$147,939	$130,242	$563,504	$508,298	$454,094	$365,885	$317,010
Other	2,333	1,112	7,799	6,529	8,100	6,855	4,640
Total	150,272	131,354	571,303	514,827	462,194	372,740	321,650

Expenses:
Depreciation and amortization	34,239	31,043	129,179	117,171	103,581	79,197	66,011
Operating	27,432	21,541	91,553	76,422	71,413	57,558	48,475
Ad valorem taxes	14,185	13,659	66,079	59,248	52,013	41,755	38,335
General and administrative	7,365	4,263	23,902	17,436	16,125	13,821	11,145
Impairment loss					3,550
Total	83,221	70,506	310,713	270,277	246,682	192,331	163,966

Operating Income	67,051	60,848	260,590	244,550	215,512	180,409	157,684
Interest Expense	(40,652)	(34,065)	(147,642)	(129,790)	(115,357)	(89,945)	(68,981)
Interest and Other Income	4,921	1,324	10,687	3,640	2,553	3,616	3,265
Loss on Redemption of Preferred Shares					(3,566)	(2,739)
Income Allocated to Minority Interests	(1,330)	(1,331)	(5,453)	(5,218)	(3,990)	(3,236)	(3,720)
Gain (Loss) on Sale of Properties	(4,496)	193	26,536	22,102	1,460	1,185	262
Gain on Land and Merchant Development Sales	1,678	804	8,274	889
Benefit (Provision) for Income Taxes	35		(1,366)
Income From Continuing Operations	27,207	27,773	151,626	136,173	96,612	89,290	88,510
Operating Income From Discontinued Operations	239	3,853	7,864	18,021	19,886	20,951	23,885
Gain on Sale of Properties From Discontinued Operations	26,940	19,777	145,520	65,459	24,883	6,039	19,472
Income From Discontinued Operations	27,179	23,630	153,384	83,480	44,769	26,990	43,357
Net Income	54,386	51,403	305,010	219,653	141,381	116,280	131,867
Preferred Share Dividends	(2,525)	(2,525)	(10,101)	(10,101)	(7,470)	(15,912)	(19,756)
Redemption Cost of Series A Preferred Shares						(2,488)
Net Income Available to Common Shareholders	$51,861	$48,878	$294,909	$209,552	$133,911	$97,880	$112,111
Net Income Per Common Share - Basic	$0.61	$0.55	$3.36	$2.35	$1.55	$1.24	$1.44
Net Income Per Common Share - Diluted	$0.59	$0.54	$3.27	$2.31	$1.54	$1.24	$1.43

Note:
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.
The Statements of Consolidated Income at Prorata Share include the real estate operations of joint ventures at WRI's ownership percentages ranging from 20% to 75% except for the operations of down-reit partnerships, which are included at 100%.

Weingarten Realty Investors
Consolidated Balance Sheets at Prorata Share
(in thousands, except per share amounts)

	December 31,
	2006	2005
ASSETS

Property	$4,610,751	$4,098,780
Accumulated Depreciation	(707,289)	(682,102)
Property - net	3,903,462	3,416,678

Notes Receivable from Real Estate Joint Ventures and Partnerships	54,125	32,958
Unamortized Debt and Lease Costs	118,377	97,387
Accrued Rent and Accounts Receivable (net of allowance for doubtful
accounts of $6,696 in 2006 and $4,977 in 2005)	79,165	59,838
Cash and Cash Equivalents	84,092	54,878
Restricted Deposits and Mortgage Escrows	93,955	11,082
Other	75,858	49,455
Total	$4,409,034	$3,722,276

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$2,945,288	$2,288,145
Accounts Payable and Accrued Expenses	132,991	101,616
Other	126,719	100,826
Total	3,204,998	2,490,587

Minority Interest	78,255	81,403

Commitments and Contingencies

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of
beneficial interest; 100 shares issued and outstanding
in 2006 and 2005; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of
beneficial interests; 29 shares issued and outstanding in 2006
and 2005; liquidation preference $72,500	1	1
Common Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 150,000; shares issued and outstanding:
85,765 in 2006 and 89,403 in 2005	2,582	2,686
Additional Paid in Capital	1,136,481	1,288,432
Retained Earnings	(786)	(132,786)
Accumulated Other Comprehensive Loss	(12,500)	(8,050)
Shareholders' Equity	1,125,781	1,150,286
Total	$4,409,034	$3,722,276

Note:
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.
The Consolidated Balance Sheets at Prorata Share include the real estate operations of joint ventures at WRI's ownership percentages ranging from 20% to 75% except for the operations of down-reit partnerships, which are included at 100%.

Weingarten Realty Investors
Summary Operating Data
(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005
Funds from Operations
Numerator:
Net income available to common shareholders	$51,861	$48,878	$294,909	$209,552
Depreciation and amortization	32,204	31,976	126,713	122,203
Depreciation and amortization of unconsolidated joint ventures	1,751	961	5,079	3,539
Gain on sale of properties	(22,446)	(19,976)	(168,004)	(87,569)
(Gain) loss on sale of properties of unconsolidated joint ventures	2	6	(4,052)	8
Funds from Operations - Basic	63,372	61,845	254,645	247,733
Funds from operations attributable to operating
partnership units	1,330	1,331	5,453	5,218
Funds from Operations - Diluted	$64,702	$63,176	$260,098	$252,951

Denominator:
Weighted average shares outstanding - Basic	85,476	89,336	87,719	89,224
Effect of dilutive securities:
Share options and awards	1,055	841	926	860
Operating partnership units	3,082	3,150	3,134	3,082
Weighted average shares outstanding - Diluted	89,613	93,327	91,779	93,166

Funds from Operations per Share - Basic	$0.74	$0.69	$2.90	$2.78

Funds from Operations Per Share - Diluted	$0.72	$0.68	$2.83	$2.72

Growth in Funds from Operations per Share - Diluted		5.9%		4.0%

Dividends
Common Dividends per Share	$0.465	$0.440	$1.860	$1.760

Common Dividends Paid as a % of Funds from Operations	62.8%	63.6%	64.0%	63.4%

General and Administrative Expenses *
General and Administrative Expenses/Total Revenue	4.9%	3.2%	4.2%	3.4%

General and Administrative Expenses/Total Assets before Depreciation	0.14%	0.10%	0.47%	0.40%

Net Operating Income *
Same Property NOI Growth: **
Retail	4.3%	5.2%	3.5%	4.4%
Industrial	2.4%	7.8%	2.6%	3.5%
Total	4.2%	5.5%	3.4%	4.4%

* Includes the Company's share of unconsolidated joint ventures and excludes its partners' share of consolidated joint ventures ("Prorata Share").

** Same Property NOI Growth excludes the effect of lease cancellation income.

The National Association of Real Estate Investment Trusts defines funds from operations as net income (loss) available to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties, including our share of unconsolidated partnerships and joint ventures. We calculate FFO in a manner consistent with the NAREIT definition.

We believe FFO is an appropriate supplemental measure of operating performance because it helps investors compare our operating performance relative to other REITs. Management also uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time.

Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs.

FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Weingarten Realty Investors
Summary Operating Data (continued)
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005
Rentals
Base minimum rent, net	$110,679	$102,141	$429,943	$395,780
Straight line rent	2,610	1,357	7,712	6,919
Over/Under-market rentals, net	457	42	1,311	253
Percentage rent	1,831	1,511	6,086	4,836
Tenant reimbursements	28,803	23,748	109,309	96,246
Total	$144,380	$128,799	$554,361	$504,034

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005
Rentals (Prorata Share)
Base minimum rent, net	$113,476	$103,289	$437,060	$399,264
Straight line rent	2,802	1,481	8,273	7,219
Over/Under-market rentals, net	602	101	1,683	471
Percentage rent	1,857	1,545	6,244	4,947
Tenant reimbursements	29,202	23,826	110,244	96,397
Total	$147,939	$130,242	$563,504	$508,298

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005
Interest Expense (Prorata Share)
Interest paid or accrued	$45,745	$36,278	$162,678	$139,697
Over-market mortgage adjustment	(1,813)	(1,828)	(7,387)	(6,983)
Gross interest expense	43,932	34,450	155,291	132,714
Less:
Capitalized interest	(3,280)	(385)	(7,649)	(2,924)
Interest expense, at prorata share	$40,652	$34,065	$147,642	$129,790

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005

Fee Income from Joint Ventures	$1,416	$357	$2,500	$1,330

	December 31,
	2006	2005
Property at Prorata Share
Land	$910,240	$771,903
Land held for development	21,002	20,634
Land under development	141,442	27,591
Buildings and improvements	3,446,226	3,230,342
Construction in-progress	91,841	48,310
Total	$4,610,751	$4,098,780

Weingarten Realty Investors
Financial Statements of Unconsolidated Joint Ventures at 100%
(in thousands)

	Twelve Months Ended
	December 31,
	2006	2005	2004

Revenues:	$65,002	$41,059	$32,117

Expenses:
Interest	17,398	10,565	7,061
Depreciation and amortization	15,390	9,322	7,203
Operating	8,750	5,480	5,041
Ad valorem taxes	6,187	4,756	3,645
General and administrative	783	301	395
Total	48,508	30,424	23,345

Gain on land sales	1,938	170
Gain (loss) on sale of properties	5,991	(20)	(182)
Net income	$24,423	$10,785	$8,590

		December 31,
		2006	2005
ASSETS

Property		$1,123,600	$397,689
Accumulated depreciation		(41,305)	(32,032)
Property - net		1,082,295	365,657

Other assets		118,642	61,543

Total		$1,200,937	$427,200

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt		$327,695	$136,182
Amounts payable to WRI		22,657	43,239
Other liabilities		39,967	12,081
Accumulated equity		810,618	235,698

Total		$1,200,937	$427,200

Weingarten Realty Investors
Financial Statements of Unconsolidated Joint Ventures at Prorata Share
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2006	2005	2006	2005

Revenues:	$7,542	$4,423	$23,043	$16,262

Expenses:
Interest	1,543	939	5,166	3,175
Depreciation and amortization	1,751	961	5,079	3,539
Operating	1,135	596	3,132	2,190
Ad valorem taxes	530	418	2,121	1,899
General and administrative	104	7	292	83
Total	5,063	2,921	15,790	10,886

Gain on land and merchant development sales	692	-	1,108	85
Gain (loss) on sale of property	(2)	(6)	4,052	(8)

Net Income	$3,169	$1,496	$12,413	$5,453

			December 31,
			2006	2005
ASSETS

Property			$307,559	$147,006
Accumulated Depreciation			(16,869)	(14,493)
Property - net			290,690	132,513

Other Assets			40,159	21,839
Total			$330,849	$154,352

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt			$97,969	$44,544
Amounts Payable to WRI			7,382	16,022
Accounts Payable and Accrued Expenses			10,358	3,706
Total			115,709	64,272

Accumulated Equity			215,140	90,080

Total			$330,849	$154,352

Notes:
The Consolidated Financial Statements at prorata share include only the real estate operations of joint ventures at WRI's ownership percentages.
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Real Estate Joint Ventures
December 31, 2006
(In Thousands)

					Weingarten Realty
Joint Venture Partner	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 12/31/06	Equity in Earnings of Unconsolidated JVs (1)

TIAA Florida Retail LLC	7	1,234	$361,057	$-	20.0%	$-	$64,663	$448
AEW SRP, LLC	8	825	171,791	109,114	26.6%	29,032	15,430	611
BIT Investment Thirty-Six, LP	5	2,057	127,129		20.0%		16,233	221
Collins	8	1,641	134,478	12,767	50.0%	6,383	57,394	2,995
Eagle AN, LP	7	2,036	52,047	37,085	20.0%	7,417		(13)
AEW - Institutional Client	6	516	138,588	71,581	20.0%	14,316	12,074	60

Other	17	2,217	215,846	97,150	42.0%	40,820	38,045	10,332

Total	58	10,526	$1,200,937	$327,695	28.9%	$97,969	$203,839	$14,655

Joint Venture Description

TIAA Florida Retail LLC -	Joint venture with an institutional partner, TIAA-CREF Global Real Estate.
AEW SPR, LLC -	Retail joint venture with an institutional partner through AEW Capital Management.
BIT Investment Thirty-Six, LP -	Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust.
Collins -	Primarily a development joint venture in the Rio Grande valley.
Eagle AN, LP -	Industrial joint venture with American National Insurance Company.
AEW - Institutional Client	Joint venture with an institutional partner through AEW Capital Management.

(1) Ties to consolidated income statement but differs from prorata income statement due to elimination of intercompany interest income/expense and management fees.

Weingarten Realty Investors
Debt Information for Real Estate Joint Ventures
December 31, 2006
(In Thousands)

Joint Venture Partner	Number of Properties	Mortgage Balance	Average Interest Rate (1)	Average Remaining Term (yrs)

TIAA Florida Retail LLC	7	$-
AEW SRP, LLC	8	109,114	5.7%	8.1
BIT Investment Thirty-Six, LP	5
Collins	8	12,751	6.0%	14.7
Eagle AN, LP	7	37,085	8.1%	3.7
AEW - Institutional Client	6	71,581	5.7%	7.2

Other	17	96,585	5.7%	6.9

Total	58	$327,115	6.0%	7.6

(1) Only 1 of the 17 "Other" joint ventures has a variable rate mortgage ($3.2 million) - All other mortgages are fixed rate

Weingarten Realty Investors
Summary Balance Sheet Information
(in thousands, except common share data and percentages)

	December 31,	December 31,
	2006	2005

Common Share Data
Closing Market Price	$46.11	$37.81

Dividend Yield	4.03%	4.65%

90-Day Average Trading Volume	340,616	272,770

Capitalization (As reported)
Debt	$2,900,952	$2,299,855
Preferred Shares	147,500	147,500
Common Shares at Market	3,954,624	3,380,327
Operating Partnership Units at Market	138,745	119,328
Total Market Capitalization	$7,141,821	$5,947,010

Debt to Total Market Capitalization	40.6%	38.7%

Capitalization (Prorata)
Debt	$2,945,288	$2,288,145
Preferred Shares	147,500	147,500
Common Shares at Market	3,954,624	3,380,327
Operating Partnership Units at Market	138,745	119,328
Total Market Capitalization	$7,186,157	$5,935,300

Debt to Total Market Capitalization	41.0%	38.6%

Capital Availability
Unused Portion of $400 MM Revolver	$371,923	$175,071
Shelf Registration - $1 Billion Effective April 2003	85,430	160,430
Shelf Registration - $1.5 Billion Effective September 2004	1,500,000	1,500,000
Shelf Registration - $50 Million Effective September 2004	50,000	50,000
Total	$2,007,353	$1,885,501

Credit Ratings	S&P	Moody's

Senior Debt	A-	Baa1
Preferred Shares	BBB+	Baa2

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

		4th Quarter		4th Quarter
	December 31,	Weighted	December 31,	Weighted
	2006	Average Rate	2005	Average Rate
Outstanding Balance Summary (2)
Mortgage Debt	$953,938	7.29%	$799,603	7.29%
7% 2011 Bonds	200,000	7.00%	200,000	7.00%
3.95% Convertible Bonds (3)	575,000	3.95%
Unsecured Notes Payable	1,119,867	5.85%	1,049,867	5.85%
Revolving Credit Agreements (1)	18,000	5.97%	210,000	4.71%
Industrial Revenue Bonds	4,422	5.36%	6,925	3.68%
Obligations under Capital Leases	29,725	6.00%	33,460	5.49%
Total Debt - As Reported	2,900,952	6.09%	2,299,855	6.36%
Less: Minority Partners' Interests	(53,633)		(56,254)
Plus: WRI Share of Unconsolidated Joint Ventures	97,969		44,544
Total Debt - Prorata Share	$2,945,288	6.10%	$2,288,145	6.37%

	December 31,		December 31,
	2006	% of Total	2005	% of Total
Fixed vs Variable Rate Debt (at Prorata Share)
(includes the effect of interest rate swaps)

Fixed-rate debt	$2,829,344	96.1%	$1,973,822	86.3%
Variable-rate debt	115,944	3.9%	314,323	13.7%
Total	$2,945,288	100.0%	$2,288,145	100.0%

Secured vs Unsecured Debt (at Prorata Share)
Secured Debt	$1,035,072	35.1%	$830,340	36.3%
Unsecured Debt	1,910,216	64.9%	1,457,805	63.7%
Total	$2,945,288	100.0%	$2,288,145	100.0%

Coverage Ratios (at Prorata Share trailing 4 quarters)
Fixed Charge Coverage	2.37x		2.56x
Interest Coverage	2.45x		2.65x
Debt Service Coverage	2.41x		2.63x

	As	Prorata
	Reported	Share
Weighted Average Interest Rates (2)
Three months ended 12/31/06	6.09%	6.10%
Twelve months ended 12/31/06	6.23%	6.26%
Twelve months ended 12/31/05	6.32%	6.33%

(1)	Weighted average revolving interest rate excluding the effect of the commitment fee was 5.63% in fourth quarter 2006 and 4.26% in fourth quarter 2005.

(2)	Weighted average interest rates exclude the effects of FAS 141 and loan costs related to financing.

(3)	The convertible bonds mature August 1, 2026 with a call option anytime after August 2011 and a $49.075 per share coversion rate.

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

Schedule of Maturities at December 31, 2006

	As Reported		Prorata Share
	Maturities	Rate (8)	Maturities	Rate (8)	Floating Rate	Fixed Rate
2007 (1) (2)	$114,098	6.38%	$115,741	6.37%	$10,055	$105,685
2008 (3) (4)	252,768	6.71%	252,829	6.67%	429	252,400
2009	113,624	6.51%	112,903	6.48%	9,795	103,108
2010	119,310	6.61%	131,825	6.57%	550	131,275
2011 (5)	890,450	4.97%	884,340	4.96%	-	884,340
2012	308,032	5.75%	311,146	5.73%	-	311,146
2013	324,696	5.87%	289,272	5.73%	-	289,272
2014	334,466	5.27%	366,627	5.36%	2,115	364,512
2015	176,228	6.08%	184,328	6.00%	-	184,328
Thereafter	233,284	7.43%	262,281	7.45%	-	262,282
Subtotal	2,866,956		2,911,292		22,944	2,888,348

Revolvers (6)	18,000	5.52%	18,000	5.52%	18,000
Other (7)	15,996		15,996			15,996
Swap Maturities:
2007					25,000	(25,000)
2014					50,000	(50,000)
Total	$2,900,952	6.23%	$2,945,288	6.26%	$115,944	$2,829,344

(1) Includes $3.0 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2) Includes $25 million of MTN's maturing 2027 with 10 and 20 year put options.
(3) Includes $25 million of MTN's maturing 2028 with 10, 12 and 20 year put options.
(4) Includes prepayment of $121.8 million mortgage.
(5) Includes $575 million of Convertible debt maturing in 2026 with a 5 year call option.
(6) Includes the effect of the commitment fee.
(7) Other includes capital leases and market value of swaps.
(8) Interest rates exclude the effects of FAS 141 and loan costs related to financing.

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues at Prorata Share
(in thousands, except percentages and # of units)

				% of Prorata
			# of	Rental	Square
Rank	Tenant Name	DBA’s	Units	Revenue	Feet

1	THE KROGER CO.	Kroger, Dillons, Smith Food, Ralphs, Fry's Food, King Soopers	31	2.74%	1,810

2	T.J.X. COMPANIES, INC.	T.J. Maxx, Marshalls	28	1.61%	785

3	ROSS STORES, INC.	Ross Dress for Less	28	1.39%	695

4	SAFEWAY, INC.	Safeway, Randalls, Von's	17	1.35%	845

5	PUBLIX SUPER MARKETS, INC.		20	1.29%	772

6	OFFICE DEPOT, INC.		25	1.12%	545

7	BLOCKBUSTER VIDEO		57	1.10%	307

8	HOME DEPOT, INC.		6	1.00%	664

9	BARNES & NOBLE INC.	Barnes & Noble, Bookstop Booksellers	12	0.94%	283

10	GAP, INC.	Gap, Old Navy, Banana Republic	19	0.90%	311

11	PETCO ANIMAL SUPPLIES, INC.		20	0.70%	258

12	STAPLES		12	0.65%	319

13	LINENS 'N THINGS, INC.		10	0.65%	273

14	DOLLAR TREE STORES, INC.	Dollar Tree, Greenbacks	32	0.64%	313

15	PETSMART, INC.		13	0.63%	250

16	RALEY'S	Raley's Bel Air Markets	6	0.63%	331

17	OFFICE MAX INC.		13	0.63%	307

18	H E BUTT GROCERY		5	0.62%	302

19	CIRCUIT CITY		8	0.59%	290

20	ACADEMY SPORTS & OUTDOORS		5	0.58%	562

21	HARRIS TEETER		6	0.57%	287

22	TOYS 'R' US		8	0.56%	304

23	STAGE STORES	Beall's, Palais Royal, Stages	20	0.55%	438

24	MOVIE GALLERY, INC.	Movie Gallery, Hollywood Video	23	0.54%	136

25	BED BATH & BEYOND, INC.		14	0.54%	298

	Total		438	22.52%	11,685

Weingarten Realty Investors
Leasing Information
(in thousands, except percentages and # of units and leases, prorata share)

Lease Expirations
	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
		Prorata		Prorata		Prorata
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2007	8.80%	9.64%	17.27%	19.66%	10.64%	10.68%
2008	11.71%	11.61%	23.68%	24.21%	14.31%	12.91%
2009	12.24%	12.73%	19.26%	18.27%	13.76%	13.30%
2010	12.43%	13.67%	11.11%	11.10%	12.13%	13.40%
2011	12.87%	14.19%	7.45%	8.60%	11.67%	13.60%
2012-2016	25.81%	24.70%	21.16%	18.14%	24.77%	24.01%
2017-2026	15.24%	12.75%	0.08%	0.02%	12.02%	11.46%

Leasing Production - New Leases and Renewals

	Number
	of		Increase
	Leases	Square Feet	in Base Rent
Three Months Ended
December 31, 2006
Retail	234	1,029	9.8%
Industrial	49	544	0.6%
Total	283	1,573	8.2%

Three Months Ended
December 31, 2005
Retail	266	907	6.8%
Industrial	59	605	-2.9%
Total	325	1,512	5.1%

Twelve Months Ended
December 31, 2006
Retail	1,060	3,794	8.6%
Industrial	204	2,313	2.5%
Total	1,264	6,107	7.5%

Twelve Months Ended
December 31, 2005
Retail	1,042	3,973	8.7%
Industrial	256	2,778	0.2%
Total	1,298	6,751	7.0%

Average Minimum Rent per Square Foot

	Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005

Retail	$12.12	$12.10	$11.69	$11.50	$11.38
Industrial	$4.91	$4.92	$4.80	$4.82	$4.89

Occupancy	Quarter Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2006	2006	2006	2006	2005

Shopping Center Portfolio	95.0%	95.0%	95.2%	94.9%	94.6%
Industrial Portfolio	91.2%	90.4%	89.5%	92.9%	93.1%
Total Portfolio	94.1%	94.0%	93.7%	94.4%	94.2%

Note: A space is considered occupied upon execution of a lease agreement.

Weingarten Realty Investors
Property Information
(in thousands at prorata share)

Property Investment Summary
		New	Major	All
	Acquisitions	Development	Repairs	Other	Total

Year Ended 12/31/2006	$602,987	$166,999	$14,338	$32,757	$817,081
Year Ended 12/31/2005	358,990	33,171	12,858	36,791	441,810
Year Ended 12/31/2004	511,245	37,836	12,265	41,983	603,329
Year Ended 12/31/2003	413,796	64,011	11,754	39,062	528,623
Year Ended 12/31/2002	247,678	70,325	7,800	27,184	352,987

Weingarten Realty Investors
Property Information
(in thousands at prorata share)

Acquisition Summary
		Sq. Ft.	Date	Total
Center	City/State	of Bldg. Area	Acquired	Investment

Wholly-Owned Acquisitions

Shopping Centers
Valley Shopping Center	Sacramento, California	98	04/07/06
Brownsville Commons	Powder Springs (Atlanta), Georgia	28	05/22/06
Shoppes of Parkland	Parkland (Ft. Lauderdale), Florida	146	05/31/06
Freedom Centre	Freedom (San Jose), California	151	06/23/06
Little Brier Creek	Raleigh, North Carolina	17	07/10/06
Mendenhall Commons	Memphis, Tennessee	80	07/19/06
Regency Centre	Lexington, Kentucky	136	07/28/06
Marketplace at Seminole Towne Center	Sanford (Orlando), Florida	309	08/21/06
Brookwood Marketplace	Suwannee (Atlanta), Georgia	166	08/22/06
Camp Creek Marketplace II	Atlanta, Georgia	196	08/22/06
Lakeside Marketplace	Acworth (Atlanta), Georgia	148	08/22/06
Publix at Princeton Lakes	Atlanta, Georgia	68	08/22/06
Dallas Commons	Dallas, Georgia	25	09/14/06
Reynolds Crossing	Duluth (Atlanta), Georgia	46	09/14/06
Galleria	Charlotte, North Carolina	108	12/11/06
Heritage Station (1)	Wake Forest, North Carolina	47	12/15/06
Charleston Commons	Las Vegas, Nevada	338	12/20/06

		2,106

Industrial
McGraw Hill Distribution	DeSoto (Dallas), Texas	418	02/14/06
1855 Dornoch Industrial	San Diego, California	205	06/12/06
1725 Dornoch Industrial	San Diego, California	112	06/12/06
Midpoint I-20 Distribution Center	Arlington (Dallas), Texas	253	10/25/06
Hopewell Industrial Center	Tampa, Florida	224	11/03/06
Freeport Commerce Center	Irving (Dallas), Texas	51	11/29/06
1919 North Loop West (2)	Houston, Texas	140	12/06/06

		1,403

Subtotal - Wholly Owned Acquisitions		3,510

Joint Venture Acquisitions

Shopping Centers
Fresh Market Shoppes	Hilton Head, South Carolina	22	03/07/06
Shoppes at Paradise Isle	Destin, Florida	43	03/31/06
Indian Harbour Place	Indian Harbour Beach, Florida	41	06/22/06
Shoppes of Port Charlotte	Port Charlotte, Florida	10	07/31/06
Quesada Commons	Port Charlotte, Florida	15	07/31/06
Palm Lakes Plaza (3)	Margate (Ft. Lauderdale), Florida	23	09/25/06
Kendall Corners (3)	Miami, Florida	19	09/25/06
International Drive Value Center (3)	Orlando, Florida	37	09/26/06
South Dade Shopping Center (3)	Miami, Florida	44	09/26/06
East Lake Woodlands (3)	Palm Harbor (St. Petersburg), Florida	29	09/26/06
Alafaya Square	Oviedo (Orlando), Florida	35	10/04/06
The Marketplace at Dr. Phillips	Orlando, Florida	66	10/04/06
Meridian Town Center	Puyallup (Tacoma), Washington	16	11/14/06
Mukilteo Speedway Center	Lynnwood (Seattle), Washington	18	11/14/06
Rainier Square Plaza	Seattle, Washington	21	11/14/06
South Hill Center	Puyallup (Tacoma), Washington	27	11/14/06
Clackamas Square	Portland, Oregon	15	11/14/06
Raleigh Hills Plaza	Portland, Oregon	8	11/14/06

		488

Subtotal - Joint Venture Acquisitions		488

Grand Total Acquisitions (Y-T-D)		3,998		$602,987

(1) Purchase of remaining 75% interest of a joint venture, of which we already owned 25%.
(2) Acquired office building adjacent to corporate headquarters, a portion of which will house company personnel.
(3) These five properties were purchased in September 2006 and were contributed to a joint venture in November 2006.

Weingarten Realty Investors
Property Information
(in thousands at prorata share)

Disposition Summary

		Sq. Ft.	Date	Sales
Center	City/State	of Bldg. Area	Sold	Proceeds

Operating Property Sales

Wholly-Owned

Shopping Centers
Desert Square	Tuscon, Arizona	100	1/6/06
West State Plaza	Kansas City, Kansas	94	2/13/06
Caprock Shopping Center	Lubbock, Texas	262	3/30/06
Watauga Center	Ft. Worth, Texas	65	5/25/06
Copperfield Village	Houston, Texas	163	6/14/06
Evelyn Hills Shopping Center	Fayetteville, Arkansas	131	6/23/06
Westbrooke Village Shopping Center	Shawnee (Kansas City), Kansas	236	6/30/06
Regency Park	Overland Park (Kansas City), Kansas	202	6/30/06
Pinetree Plaza	Lee's Summit (Kansas City), Missouri	134	6/30/06
Round Rock Town Center	Round Rock (Austin), Texas	42	7/14/06
Geyer Springs	Little Rock, Arkansas	154	7/27/06
Bryant Square Center	Edmond (Oklahoma City), Oklahoma	281	8/31/06
Fondren Southwest	Houston, Texas	268	8/31/06
Windsor Hills Center	Oklahoma City, Oklahoma	204	9/22/06
Spanish Crossroads	Amarillo, Texas	74	10/11/06
Grand Plaza	Amarillo, Texas	158	10/11/06
Valle Del Sol	Albuquerque, New Mexico	108	11/30/06
Carefree Shopping Center	Colorado Springs, Colorado	130	12/19/06
Miracle Corners	Pasadena (Houston), Texas	86	12/20/06

		2,894
Industrial
Thomas St. Warehouse	Memphis, Tennessee	33	3/23/06
Nasa 1 Business Center	Webster (Houston), Texas	112	4/20/06
Walnut Trails Business Park	Dallas, Texas	103	6/28/06
Southwide Warehouses	Memphis, Tennessee	237	7/6/06
Thomas St. Warehouse	Memphis, Tennessee	131	12/29/06

		616

Subtotal - Wholly Owned		3,509

Joint Venture

Shopping Centers
Crosby Shopping Center	Crosby (Houston), Texas	34	3/1/06
Dickinson Village	Dickinson (Houston), Texas	63	4/6/06
		97

Subtotal - Joint Venture		97

Grand Total Operating Property Sales (Y-T-D)		3,607		$316,132

Sales to Joint Venture

Industrial
Siempre Viva Business Park *	San Diego, California	582	9/29/06
Sears Logistics Dist. Center *	Atlanta, Georgia	322	9/29/06
6485 Crescent Drive *	Norcross (Atlanta), Georgia	290	9/29/06
Crowfarn Drive Warehouse *	Memphis, Tennessee	129	9/29/06
Outland Business Center *	Memphis, Tennessee	328	9/29/06

Grand Total Sales To Joint Venture (Y-T-D)		1,651		$98,400

Land and Merchant Development Sales

Laveen Village Marketplace	Phoenix, Arizona		3/17/06
Northwest Crossing Centre	Houston, Texas		3/31/06
Town Center at Timber Springs	Orlando, Florida		9/27/06
Village at Liberty Lake	Liberty Lake (Spokane), Washington		11/15/06
Tomball Marketplace	Tomball (Houston), Texas		12/13/06
Lake Pointe Market Center	Rowlett (Dallas), Texas		12/14/06

Grand Total Land and Merchant Development Sales (Y-T-D)				$19,452

* WRI 20% Ownership

Weingarten Realty Investors
Property Information
(in thousands at prorata share, except percentage)

	Properties Currently Under Development
					Total Square Feet			Spent
					of Building Area (1)		Spent	Year-To-	Spent	Total
				Percent		WRI’s	4th Quarter	Date	Inception	Estimated Investment
	Center Name	Location	Anchor	Ownership	Total	Share	2006	2006	To Date	WRI Costs	Gross Costs

1	Glenwood Meadows *	Glenwood Springs (Denver), Colorado	Super Target	41%	403	114	$ 301	$ 1,592	$ 11,176	$ 11,260	$ 27,463
2	Buckingham Square	Aurora (Denver), Colorado		50%	930	254	-2,681	1,282	1,282	15,572	31,143
3	River Point at Sheridan	Sheridan (Denver), Colorado		50%	780	225	20,640	20,640	20,640	27,352	54,704
4	Village at Liberty Lake *	Liberty Lake (Spokane), Washington	Home Depot	50%	159	11	20	280	885	1,114	2,228
5	Laveen Village Phase II	Phoenix, Arizona	Home Depot	100%	196	57	3,287	9,416	9,836	12,074	12,074
6	Raintree Ranch	Chandler (Phoenix), Arizona	Whole Foods	100%	140	140	414	12,969	13,397	28,761	28,761
7	Jess Ranch Marketplace*	Apple Valley (Los Angeles), California		50%	314	110	272	3,200	3,216	20,453	40,905
8	Starr Plaza *	Rio Grande City, Texas	HEB	50%	180	90	109	4,009	9,932	10,392	20,785
9	Sharyland Towne Crossing *	Mission, Texas	Target/HEB	70%	490	250	1,963	6,235	13,177	35,244	50,348
10	Market at Nolana *	McAllen, Texas	Wal-Mart	50%	263	30	75	2,874	2,877	5,173	10,347
11	North Towne Plaza	Brownsville, Texas		75%	333	162	5,020	5,020	5,020	22,145	29,527
12	Festival Plaza	Helotes (San Antonio), Texas		100%	257	257	769	769	769	13,120	13,120
13	Gateway Station	Burleson (Fort Worth), Texas		50%	100	49	16	1,281	1,281	6,263	12,526
14	Westover Square	San Antonio, Texas		67%	60	0	51	3,052	3,052	3,911	5,838
15	River Pointe Apartments II	Conroe (Houston), Texas	N/A	100%	217	217	2,558	3,559	4,255	14,756	14,756
16	Phillips Landing	Orlando, Florida	Wal-Mart	100%	286	66	1,982	2,462	5,609	14,358	14,358
17	Ridgeway Trace	Memphis, Tennessee		100%	406	255	27,558	27,558	27,558	70,160	70,160
18	Surf City Crossing	Surf City (Wilmington), North Carolina		75%	69	52	3,295	3,295	3,295	6,443	8,590
19	Phillips Crossing	Orlando, Florida	Whole Foods	100%	139	139	1,538	1,613	1,613	23,281	23,281
20	Shoppes at Caveness Farms	Wake Forest (Raleigh), North Carolina		75%	297	223	1,812	12,508	12,823	35,822	47,762
21	Colonial Landing	Orlando, Florida		50%	262	131	1,077	10,979	11,140	14,741	29,481
22	Waterford Village	Leland (Wilmington), North Carolina		75%	110	82	150	1,414	6,372	12,401	16,534
23	Market at Sharyland Place*	Mission, Texas		50%	106	53	1,673	1,679	1,679	2,747	5,494
24	North Sharyland Crossing*	Mission, Texas	Lowe's	50%	306	72	8	39	3,607	9,590	19,182
25	Rock Prairie Marketplace	College Station, Texas	Wal-Mart/Lowe's	100%	554	198	733	12,183	12,532	28,144	28,145
26	Tomball Marketplace	Tomball (Houston), Texas		100%	242	242	1,577	17,092	17,144	39,375	39,375

	Total 26 Properties Under Development as of 12/31/2006				7,598	3,480	$ 74,216	$ 166,999	$204,168	$ 484,652	$ 656,887

27	Westwood Center	San Antonio, Texas		100%	243	90				12,989	12,989
28	The Shoppes at Parkwood Ranch	Mesa (Phoenix), Arizona		100%	123	114				19,548	19,548
29	Crabtree Towne Center	Raleigh, North Carolina		100%	256	256				108,336	108,336
30	S. Fulton Town Center	Atlanta, Georgia		50%	487	151				24,443	48,885

	Total 30 Properties Under Development as of 1/12/2007				8,706	4,091	$ 74,216	$ 166,999	$204,168	$ 649,968	$ 846,645

	* Unconsolidated Joint Venture

(1) Total Building Area square footage reflects 100% ownership including square feet that is owned by other. WRI's share of building area square footage reflects WRI's ownership percentage excluding square feet owned by other.

Weingarten Realty Investors
Total Operating Income at Prorata Share by Geographic Region (1)
(in thousands, except percentages)

	Twelve Months Ended December 31,				Twelve Months Ended December 31,
	2006	%	2005	%	2004	%	2003	%	2002	%

Western Region
California	$38,437	14.8%	$36,715	15.0%	$32,188	14.9%	$26,178	14.5%	$22,062	14.0%
Nevada	19,170	7.4%	16,949	6.9%	13,208	6.1%	11,862	6.6%	12,218	7.7%
Arizona	10,232	3.9%	9,926	4.1%	8,648	4.0%	8,038	4.5%	7,220	4.6%
Colorado	7,679	2.9%	6,375	2.6%	6,378	3.0%	3,483	1.9%	1,521	1.0%
New Mexico	6,523	2.5%	5,445	2.2%	4,268	2.0%	3,442	1.9%	3,301	2.1%
Utah	2,224	0.9%	2,014	0.8%	1,763	0.8%	(2)	0.0%	(3)	0.0%
Washington	207	0.1%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Oregon	34	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Total Western Region	84,506	32.5%	77,424	31.6%	66,453	30.8%	53,001	29.4%	46,319	29.4%

Central Region
Texas	$82,805	31.8%	$85,663	35.0%	$76,428	35.5%	$76,171	42.2%	$70,891	45.0%
Louisiana	7,144	2.7%	8,673	3.5%	12,023	5.6%	6,640	3.7%	5,204	3.3%
Illinois	2,402	0.9%	2,256	0.9%	2,365	1.1%	1,502	0.8%	575	0.4%
Arkansas	2,183	0.8%	3,481	1.4%	1,823	0.8%	1,288	0.7%	1,744	1.1%
Kansas	1,241	0.5%	1,049	0.4%	1,548	0.7%	1,785	1.0%	1,694	1.1%
Missouri	1,238	0.5%	1,334	0.5%	1,383	0.6%	1,425	0.8%	1,423	0.9%
Oklahoma	513	0.2%	436	0.2%	585	0.3%	540	0.3%	512	0.3%
Mississippi	(6)	0.0%	(1)	0.0%	-	0.0%	(15)	0.0%	(82)	-0.1%
Total Central Region	97,520	37.4%	102,891	41.9%	96,155	44.6%	89,336	49.5%	81,961	52.0%

Eastern Region
Florida	$41,807	16.0%	$34,016	13.9%	$30,223	14.0%	$23,811	13.2%	$18,052	11.4%
North Carolina	17,273	6.6%	14,073	5.8%	11,038	5.1%	8,398	4.7%	6,256	4.0%
Georgia	9,923	3.8%	8,041	3.3%	5,868	2.7%	2,097	1.2%	445	0.3%
Tennessee	5,069	1.9%	4,313	1.9%	3,949	1.9%	3,358	1.8%	4,486	2.8%
Kentucky	4,113	1.6%	3,441	1.5%	1,507	0.8%	-	0.0%	-	0.0%
Maine	225	0.1%	351	0.1%	319	0.1%	408	0.2%	165	0.1%
South Carolina	154	0.1%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Total Eastern Region	78,564	30.1%	64,235	26.5%	52,904	24.6%	38,072	21.1%	29,404	18.6%

Total Operating Income	$260,590	100.0%	$244,550	100.0%	$215,512	100.0%	$180,409	100.0%	$157,684	100.0%

(1) The Operating Income at Prorata Share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 20% to 75% except for the operations of down-reit partnerships, which are included at 100% with the applicable minority interest. Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Property Listing at December 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Houston and Harris County, Total		5,960,000		844,000	6,804,000
Alabama-Shepherd, S. Shepherd at W. Alabama	Bookstop, PetsMart	56,000		0	56,000
Bayshore Plaza, Spencer Hwy. at Burke Rd.	Fitness Connections (O.B.O.)	36,000		86,000	122,000
Bellaire Boulevard, Bellaire at S. Rice	Randall’s +	35,000		0	35,000
Braeswood Square, N. Braeswood at Chimney Rock	Belden’s +, Walgreen’s	103,000		0	103,000
Centre at Post Oak, Westheimer at Post Oak Blvd.	Marshall’s, Barnes & Noble, Old Navy, Grand Lux Café, Comp USA	184,000		0	184,000
Champions Village, F.M. 1960 at Champions Forest Dr.	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	408,000		0	408,000
Crestview, Bissonnet at Wilcrest	Creative Connection	9,000		0	9,000
Cullen Place, Cullen at Reed	C&R Beauty Supply	7,000		0	7,000
Cullen Plaza, Cullen at Wilmington	Fiesta +, Family Dollar, Beauty Empire	85,000		0	85,000
Cypress Pointe, F.M. 1960 at Cypress Station	Kroger +, Office Max, Comp USA, Babies “R” Us	191,000		97,000	288,000
Eastpark, Mesa Rd. at Tidwell	CVS/pharmacy, US Postal Service	113,000		0	113,000
Edgebrook, Edgebrook at Gulf Fwy.	Fiesta +, Bank One, Family Dollar	78,000		0	78,000
Fiesta Village, Quitman at Fulton	Fiesta +	30,000		0	30,000
Fondren/West Airport, Fondren at W. Airport	Save-A-Lot	62,000		0	62,000
Glenbrook Square, Telephone Road	Kroger +, Blockbuster	76,000		0	76,000
Griggs Road, Griggs at Cullen	Family Dollar, Modern City, Citi Trends	80,000		0	80,000
Harrisburg Plaza, Harrisburg at Wayside	Fallas Paredes	93,000		0	93,000
Heights Plaza, 20th St. at Yale	Kroger +, Walgreen’s	72,000		0	72,000
Humblewood Shopping Plaza, Eastex Fwy. at F.M. 1960	Kroger +,Conn’s, Walgreen’s	180,000		99,000	279,000
I-45/Telephone Rd. Center, I-45 at Maxwell Street	Seller Bros. +, Dollar Tree, FAMSA	164,000		0	164,000
Jacinto City, Market at Baca	Seller Bros. +, CVS/pharmacy	25,000	*	25,000	50,000
Landmark, Gessner at Harwin	Family Dollar	56,000		0	56,000
Lawndale, Lawndale at 75th St.	Fiesta +, Family Dollar	54,000		0	54,000
Little York Plaza, Little York at E. Hardy	Seller Bros. +, Dollar General, American Way Thrift Stores	117,000		0	117,000
Lyons Avenue, Lyons at Shotwell	Fiesta +, Fallas Paredes	68,000		0	68,000
Market at Westchase, Westheimer at Wilcrest	Whole Foods Market +	87,000		0	87,000
Northbrook Center, Northwest Fwy. at W. 34th	Randall’s, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	174,000		0	174,000
North Main Square, Pecore at N. Main	O’Reilly Autoparts	19,000		0	19,000
North Oaks, F.M. 1960 at Veterans Memorial	T.J. Maxx, Ross Dress for Less, Big Lots, DSW, Half Price Books, Anna's Linens, Mardels Christian Bookstore	425,000		0	425,000
North Triangle , I-45 at F.M. 1960	Steak & Ale, CiCi’s Pizza, James Coney Island	16,000		0	16,000
Northway, Northwest Fwy. at 34th	Conn’s, Academy, Office Max, Goodwill	209,000		0	209,000
Northwest Crossing, N.W. Fwy. at Hollister (75%)	Target (O.B.O.), Marshall’s, Babies “R” Us, Best Buy	134,000	* !	165,000	299,000
Oak Forest, W. 43rd at Oak Forest	Kroger +, Palais Royal, Dollar Tree	164,000		0	164,000
Orchard Green, Gulfton at Renwick	Seller Bros. +, Family Dollar	74,000		0	74,000
Randall's /Cypress Station, F.M. 1960 at I-45	David’s Bridal, Randalls	141,000		0	141,000
Randall's /Kings Crossing, Kingwood Dr. at Lake Houston Pkwy.	Randall’s, CVS/pharmacy	128,000		0	128,000
Randall's /Norchester, Grant at Jones	Randall’s +	108,000		0	108,000
Richmond Square, Richmond Ave. at W. Loop 610	Best Buy (O.B.O.), Cost Plus	33,000		58,000	91,000
River Oaks East, W. Gray at Woodhead	Kroger +	71,000		0	71,000
River Oaks West, W. Gray at S. Shepherd	Talbot’s, JoS. A. Bank, Ann Taylor, Gap	235,000		0	235,000
Sheldon Forest North , North, I-10 at Sheldon	Family Dollar	22,000	*	0	22,000
Sheldon Forest South , North, I-10 at Sheldon	Gerland’s +, Burke’s Outlet	38,000	*	38,000	76,000
Shops at Three Corners, S. Main at Old Spanish Trail (70%)	Fiesta +, Office Depot, Big Lots, PetsMart, Ross Dress for Less, Anna’s Linens	176,000	*	76,000	252,000
Southgate, W. Fuqua at Hiram Clark	Food-A-Rama +, Palais Royal, CVS/pharmacy, Family Dollar	125,000		0	125,000
Spring Plaza, Hammerly at Campbell	Seller Bros., Family Dollar	56,000		0	56,000
Steeplechase, Jones Rd. at F.M. 1960	Target (O.B.O.), Palais Royal, 99 Cents Only, Goodwill Industries	193,000		100,000	293,000
Stella Link , Stella Link at S. Braeswood	Seller Bros.+, Spec’s Liquor Warehouse, Burke’s Outlet	68,000		0	68,000
Studemont, Studewood at E. 14th St	Fiesta +	28,000		0	28,000
Ten Blalock Square, I-10 at Blalock	Fiesta	97,000		0	97,000
10/Federal, I-10 at Federal	Citi Trends, Palais Royal, Seller Bros. +	132,000		0	132,000
Village Arcade, University at Kirby	Gap, Talbot’s, Baby Gap, Old Navy	191,000		0	191,000

Weingarten Realty Investors
Property Listing at December 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Houston and Harris County Continued
Westbury Triangle, Chimney Rock at W. Bellfort	99 Cents Only, CVS/pharmacy	67,000		0	67,000
Westchase Center, Westheimer at Wilcrest	Ross Dress for Less, Randall’s, Golfsmith, Palais Royal, Target (O.B.O.), Petco	236,000		100,000	336,000
Westhill Village, Westheimer at Hillcroft	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	131,000		0	131,000

Texas (Excluding Houston & Harris Co.), Total		7,296,000		2,332,000	9,628,000
Bell Plaza, 45th Ave. at Bell St., Amarillo	United Supermarket +, Dollar Tree	129,000		0	129,000
Coronado, 34th St. at Wimberly Dr., Amarillo	Blockbuster	48,000		0	48,000
Puckett Plaza, Bell Road, Amarillo	Huneke Furniture, CVS/Pharmacy, Gold's Gym	133,000		0	133,000
Wolflin Village, Wolflin Ave. at Georgia St., Amarillo	Hastings, Talbot’s, Office Depot	193,000		0	193,000
Brodie Oaks, South Lamar Blvd. at Loop 360, Austin	Hobby Lobby (O.B.O.), Toys "R" Us (O.B.O.), Sun Harvest Foods +, Neiman Marcus Last Call	245,000		109,000	354,000
Southrigde Plaza, William Cannon Dr. at S. 1st St., Austin	H. E. B. +, Dollar Tree	143,000		0	143,000
Calder, Calder at 24th St., Beaumont	Vacant	34,000		0	34,000
North Park Plaza, Eastex Fwy. at Dowlen, Beaumont	Target (O.B.O.), Anna’s Linens, Spec’s Liquor Warehouse, David’s Bridal, Toys “R” Us (O.B.O.)	70,000	* !	168,000	238,000
Phelan West, Phelan at 23rd St., Beaumont (67%)	Kroger + (O.B.O.)	16,000	* !	67,000	83,000
Phelan, Phelan at 23rd St, Beaumont	Vacant	12,000		0	12,000
Southgate, Calder Ave. at 6th St., Beaumont	Dollar General	34,000		0	34,000
Westmont, Dowlen at Phelan, Beaumont	CVS/pharmacy, Talbot’s, Ashley Furniture	98,000		0	98,000
North Towne Plaza, U.S. 77 and 83 at SHFM 802, Brownsville (75%)	Vacant	0	#*	0	0
Gateway Station, I-35W and McAlister Rd., Burleson	Vacant	0	# *	0	0
Lone Star Pavilions, Texas at Lincoln Ave., College Station	Best Buy, Office Depot, Barnes & Noble	107,000		0	107,000
Rock Prairie Marketplace, Rock Prairie Rd. at Hwy. 6, College Station	Vacant	0	#	0	0
Montgomery Plaza, Loop 336 West at I-45, Conroe	Academy, Conn’s, Goody’s, 99 Cents Only, Spec’s Liquor Warehouse, Petco, Anna's Linens	317,000		0	317,000
River Pointe, I-45 at Loop 336, Conroe	Kroger + (O.B.O)	45,000		145,000	190,000
Moore Plaza, S. Padre Island Dr. at Staples, Corpus Christi	Office Depot, Marshall’s, H. E. B. + (O.B.O),Target (O.B.O.), Circuit City, Old Navy, Linen’s N Things, Hobby Lobby	373,000		162,000	535,000
Portairs, Ayers St. at Horne Rd., Corpus Christi	CVS /pharmacy, Family Dollar, Beall’s	117,000		0	117,000
Shoppes at Deer Creek, FM 731 at FM 1137, Crowley	Albertsons + (O.B.O.)	23,000		52,000	75,000
Golden Beach Market Place, Golden Triangle Blvd. at N. Beach St., Ft. Worth	Albertsons + (O.B.O.)	31,000		52,000	83,000
Overton Park Plaza, SW Loop 820/Interstate 20 at South Hulen St., Ft. Worth	Sports Authority, Circuit City, PetsMart, Office Depot, T.J. Maxx, Albertsons +, Home Depot (O.B.O.), Anna’s Linens, Ashley Furniture	353,000		110,000	463,000
Southcliff, I-20 at Grandbury Rd., Ft. Worth	Jo-Ann’s Fabrics	116,000		0	116,000
Broadway , Broadway at 59th St., Galveston	Big Lots, Family Dollar	76,000		0	76,000
Galveston Place, Central City Blvd. at 61st St., Galveston	Randall’s, Office Depot, Hastings, Palais Royal	210,000		0	210,000
Food King Place, 25th St. at Avenue P, Galveston	Arlan’s	28,000		0	28,000
Festival Plaza, Helotes, TX	Vacant	0	#	0	0
Killeen Marketplace, 3200 E. Central Texas Expressway, Killeen	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	115,000		136,000	251,000
Cedar Bayou, Bayou Rd., La Marque	Dollar General	15,000		31,000	46,000
North Creek Plaza, Del Mar Blvd. at Hwy. I-35, Laredo	Old Navy, Bed Bath & Beyond, Best Buy, Target (O.B.O.), H.E.B. + (O.B.O.), Marshall’s	245,000		206,000	451,000
Plantation Centre, Del Mar Blvd. at McPherson Rd., Laredo	H.E.B. +, Blockbuster	135,000		0	135,000
League City Plaza, I-45 at F.M. 518, League City	Kroger +, Spec’s Liquor Warehouse	127,000		0	127,000
Central Plaza, Loop 289 at Slide Rd., Lubbock	Bed Bath & Beyond, Old Navy, Staples	151,000		0	151,000
Northtown Plaza, 1st St. at University Plaza, Lubbock	United Supermarket +, Family Dollar	74,000		0	74,000
Town and Country, 4th St. at University, Lubbock	Hasting’s Records & Books	51,000		0	51,000
Angelina Village, Hwy. 59 at Loop 287, Lufkin	Randall’s +, Kmart, Clark’s, Ashley Furniture	257,000		0	257,000
Independence Plaza, Town East Blvd., Mesquite	Sack & Save +, Babies “R” Us	179,000		0	179,000
South 10th St. HEB, S. 10th St. at Houston St., McAllen	H.E.B. +	52,000	* !	52,000	104,000
Las Tiendas Plaza, Expressway 83 at McColl Rd., McAllen	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshall’s, Office Depot	144,000	* !	386,000	530,000
Market at Nolana, Nolana Ave and 29th St., McAllen	Vacant	0	# * !	0	0
Northcross, N. 10th St. at Nolana Loop, McAllen	Barnes & Noble, Blockbuster	38,000	* !	38,000	76,000
Old Navy Building, 1815 10th Street, McAllen	Old Navy	8,000	* !	8,000	16,000
Market at Sharyland Place, U.S. Expressway 83 and Shary Road, Mission	Vacant	0	# * !	0	0
Sharyland Towne Crossing, Shary Rd. at Hwy. 83, Mission (70%)	Target(O.B.O), H.E.B, TJ Maxx, Petco, Office Depot	7,000	* ! #	0	7,000
North Sharyland Crossing, Shary Rd. at North Hwy. 83, Mission	Vacant	0	# * !	0	0
Custer Park, SWC Custer Road at Parker Road, Plano	Kroger + (O.B.O), Dollar General	116,000		65,000	181,000
Pitman Corners, Custer Road at West 15th, Plano	Albertsons +, Tuesday Morning	190,000		0	190,000
Gillham Circle, Gillham Circle at Thomas, Port Arthur	Family Dollar	33,000		0	33,000
Starr Plaza, U.S. Hwy. 83 at Bridge St., Rio Grande City	H.E.B.+, Beall’s, Dollar General	85,000	* ! #	85,000	170,000

Weingarten Realty Investors
Property Listing at December 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Texas (Excluding Houston & Harris Co.) Continued
Rockwall, I-30 at Market Center Street, Rockwall	Office Max, Petco, Pier 1, Ross Dress for Less, Old Navy, Linens ‘N Things, Michael’s	209,000		0	209,000
Plaza, Ave. H at Eighth Street, Rosenberg	Burke’s Outlet, 99 Cents Only, CVS	41,000	*	41,000	82,000
Rose-Rich, U.S. Hwy. 90A at Lane Dr., Rosenberg	Family Dollar, Palais Royal	104,000		0	104,000
Lake Pointe Market Center, Dalrock Rd. at Lakeview Pkwy., Rowlett	Tom Thumb + (O.B.O.), Walgreen’s (O.B.O.)	40,000		81,000	121,000
Boswell Towne Center, Highway 287 at Bailey Boswell Rd., Saginaw	Albertsons + (O.B.O)	26,000		62,000	88,000
Fiesta Trails, I-10 at DeZavala Rd., San Antonio	H. E. B. + (O.B.O), Target (O.B.O.), Barnes & Noble, Cost Plus, Regal Cinema, Marshall’s, Office Max, SteinMart, Petco, Anna’s Linens	312,000		176,000	488,000
Oak Park Village, Nacogdoches at New Braunfels, San Antonio	H. E. B. +	66,000		0	66,000
Parliament Square, W. Ave. at Blanco, San Antonio	Incredible Pizza, Bernina New Home Sewing Center	120,000		0	120,000
Thousand Oaks, Thousand Oaks Dr. at Jones Maltsberger Rd., San Antonio	H. E. B. +, Beall’s, Tuesday Morning	163,000		0	163,000
Valley View, West Ave. at Blanco Rd., San Antonio	Marshall’s, Blockbuster, Dollar Tree	90,000		0	90,000
Westover Square, 151 and Ingram, San Antonio (67%)		0	# *	0	0
First Colony Commons, Hwy. 59 at Williams Trace Blvd., Sugar Land	Babies “R” Us, Conn’s, Michael’s, Office Depot, Home Depot	410,000		0	410,000
Market at Town Center, Town Center Blvd., Sugar Land	Old Navy, Barnes & Noble, Marshall’s, Linens ‘N Things, DSW Shoe Warehouse, Ross Dress for Less, Lane Furniture	345,000		0	345,000
New Boston Road, New Boston at Summerhill, Texarkana	Rehkopf’s Grocery +, CVS/pharmacy, Salvation Army	97,000		0	97,000
Island Market Place, 6th St. at 9th Ave., Texas City	Food King +	27,000		0	27,000
Palmer Plaza, F.M. 1764 at 34th St., Texas City	Randall’s +, Big Lots (O.B.O.), Dollar Tree	97,000		100,000	197,000
Tomball Marketplace, FM 2920 and Future 249, Tomball	Academy, Ltd. (O.B.O.)	0	#	0	0
Broadway, S. Broadway at W. 9th St., Tyler	SteinMart	60,000		0	60,000
Crossroads, I-10 at N. Main, Vidor	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	116,000		0	116,000

Florida, Total		4,872,000		2,345,000	7,217,000
Boca Lyons, Glades Rd. at Lyons Rd., Boca Raton	Ross Dress for Less, Ethan Allen	117,000		0	117,000
Sunset 19, US Hwy. 19 at Sunset Pointe Rd., Clearwater	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	273,000		0	273,000
Embassy Lakes, Sheraton St. at Hiatus Rd., Cooper City	Winn Dixie +, Walgreen’s, Tuesday Morning	132,000		48,000	180,000
Shoppes at Paradise Isle, 34940 Emerald Coast Pkwy, Destin (25%)	Best Buy, Linens N' Things, Michaels, Office Depot, PetsMart	43,000	* !	129,000	172,000
Hollywood Hills Plaza, Hollywood Blvd. at North Park Rd., Hollywood	Publix +, Target, CVS/pharmacy	365,000		0	365,000
Indian Harbour Place, East Eau Gallie Boulevard, Indian Harbour Beach (25%)	Beall's, Publix	41,000	* !	123,000	164,000
Argyle Village, Blanding at Argyle Forest Blvd., Jacksonville	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics	305,000		0	305,000
TJ Maxx Plaza, 117th Avenue at Sunset Blvd., Kendall	T.J. Maxx, Winn Dixie +	162,000		0	162,000
Largo Mall, Ulmerton Rd. at Seminole Ave., Largo	Beall’s Department Stores, Marshall’s, PetsMart, Bed Bath & Beyond, Staples, Michael’s, Target (O.B.O.), Albertsons + (O.B.O.)	378,000		198,000	576,000
Palm Lakes Plaza, Atlantic Boulevard and Rock Island Road, Maragate (20%)	Publix +, CVS/Pharmacy	23,000	* !	91,000	114,000
Lake Washington Crossing, Wickham Rd. at Lake Washington Rd., Melbourne (25%)	Publix +, Beall’s Outlet Stores	30,000	* !	89,000	119,000
Lake Washington Square, Wickham Rd. at Lake Washington Rd., Melbourne	Albertsons +	112,000		0	112,000
Kendall Corners, Kendall Drive and SW 127th Avenue, Miami (20%)	City Furniture	19,000	* !	77,000	96,000
South Dade, South Dixie Highway and Eureka Drive, Miami (20%)	Publix, Petco, Chuck E. Cheese, Bed Bath & Beyond	44,000	* !	176,000	220,000
Tamiami Trail Shops, S.W. 8th St. at S.W. 137th Ave., Miami	Publix +, CVS/pharmacy	111,000		0	111,000
Northridge, E. Commercial Blvd. at Dixie Hwy., Oakland Park	Publix +, Petco, Ross Dress for Less, Anna's Linen	235,000		0	235,000
Colonial Plaza, E. Colonial Dr. at Primrose Dr., Orlando	Staples, Circuit City, Ross Dress for Less, Linens ‘N Things, Babies “R” Us, Marshall’s, Old Navy, SteinMart, Barnes & Noble, Petco	488,000		0	488,000
Colonial Landing, East Colonial Dr. at Maguire Boulevard, Orlando	Bed Bath & Beyond, Petsmart, Jo Ann Fabrics, Sports Authority	133,000	* #	133,000	266,000
International Drive Value Center, International Drive and Touchstone Drive, Orlando (20%)	Bed Bath & Beyond, Ross, TJ Maxx, Old Navy	37,000	* !	149,000	186,000
Market at Southside, Michigan Ave. at Delaney Ave., Orlando	Ross Dress for Less, Beall’s Outlet Stores, Dollar Tree, Albertsons + (O.B.O.)	97,000		65,000	162,000
Phillips Crossing, Interstate 4 and Sand Lake Road, Orlando	Whole Foods	0	#	0	0
Phillips Landing, Turkey Lake Rd., Orlando	Wal-Mart (O.B.O)	0	#	0	0
The Marketplace at Dr. Phillips, Dr. Phillips Boulevard and Sand Lake Road, Orlando (20%)	Albertsons, Stein Mart, Office Depot, Home Goods	66,000	* !	262,000	328,000
Westland Terrace Plaza, SR 50 at Apopka Vineland Rd., Orlando	T.J. Maxx, Petco, Shoe Carnival, Super Target + (O.B.O.)	68,000		183,000	251,000

Weingarten Realty Investors
Property Listing at December 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Florida Continued
Alafaya Square, Alafaya Trail, Oviedo (20%)	Publix	35,000	* !	141,000	176,000
University Palms, Alafaya Trail at McCullough Rd., Oviedo	Publix +, Blockbuster	99,000		0	99,000
East Lake Woodlands, East Lake Road and Tampa Road, Palm Harbor (20%)	Publix, Walgreens	29,000	* !	116,000	145,000
Shoppes at Parkland, Hillsboro Boulevard at State Road #7, Parkland	BJ's Wholesale Club	146,000		0	146,000
Flamingo Pines, Pines Blvd. at Flamingo Rd., Pembroke Pines	Publix +, U.S. Post Office, Keiser College	257,000		105,000	362,000
Pembroke Commons, University at Pines Blvd., Pembroke Pines	Publix +, Marshall’s, Office Depot, LA Fitness	316,000		0	316,000
Publix at Laguna Isles, Sheridan St. at SW 196th Ave., Pembroke Pines	Publix +	69,000		0	69,000
Vizcaya Square, Nob Hill Rd. at Cleary Blvd., Plantation	Winn Dixie +	108,000		0	108,000
Quesada Commons, Quesada Avenue and Toledo Blade Boulevard, Port Charlotte (25%)	Publix	15,000	* !	44,000	59,000
Shoppes of Port Charlotte, Toledo Blade Boulevard and Tamiami Trail, Port Charlotte (25%)	Petco	10,000	* !	31,000	41,000
Marketplace at Seminole Towne Center, Central Florida Greenway and Rinehart Road, Sanford	Circuit City, Sports Authority, DSW, Marshalls, Old Navy, Linens 'N Things, Petco, Cost Plus, Target (O.B.O.)	309,000		185,000	494,000
Venice Pines, Center Rd. at Jacaranda Blvd., Venice	Kash N Karry +	97,000		0	97,000
Winter Park Corners, Aloma Ave. at Lakemont Ave., Winter Park	Whole Foods Market +, Outback Steakhouse	103,000		0	103,000

California, Total		3,556,000		457,000	4,013,000
Jess Ranch Marketplace, Bear Valley Road at Jess Ranch Parkway, Apple Valley	Vacant	0	* ! #	0	0
Centerwood Plaza, Lakewood Blvd. at Alondra Dr., Bellflower	Bestway Supermarket +, Hollywood Video	71,000		0	71,000
Southampton Center, IH-780 at Southampton Rd., Benecia	Raley’s +, Hollywood Video	162,000		0	162,000
580 Market Place, E. Castro Valley at Hwy. I-580, Castro Valley	P. W. Supermarkets +, PETCO	100,000		0	100,000
Chino Hills Marketplace, Chino Hills Pkwy. at Pipeline Ave., Chino Hills	Rite Aid, Von’s +, 24 Hour Fitness, Dollar Tree	320,000		0	320,000
Buena Vista Marketplace, Huntington Dr. at Buena Vista St., Duarte	Ralphs +, Blockbuster	91,000		0	91,000
El Camino Promenade, El Camino Real at Via Molena, Encinitas	T.J. Maxx, AMC Theater, Beverages & More	111,000		0	111,000
Freedom Centre, Freedom Blvd. At Airport Blvd., Watsonville	Rite Aide, Big Lots	151,000		0	151,000
Fremont Gateway Plaza, Paseo Padre Pkwy. at Walnut Ave., Fremont	Raley’s +, NAZ Cinema, 24 Hour Fitness	195,000		0	195,000
Hallmark Town Center, W. Cleveland Ave. at Stephanie Ln., Madera	Food 4 Less + , Bally’s	85,000		0	85,000
Menifee Town Center, Antelope Rd. at Newport Rd., Menifee	Ralphs +, Target (O.B.O.), Ross Dress for Less	124,000		124,000	248,000
Marshalls Plaza, McHenry at Sylvan Ave., Modesto	Marshall’s, Dress Barn, Guitar Center	79,000		0	79,000
Prospectors Plaza, Missouri Flat Rd. at US Hwy. 50, Placerville	Albertsons +, Kmart, Long’s Drug Store	228,000		0	228,000
Shasta Crossroads, Churn Creek Rd. at Dana Dr., Redding	Food Maxx +, Target (O.B.O.), Sport Authority (O.B.O.), Ashley Furniture (O.B.O.)	121,000		131,000	252,000
Ralphs Redondo, Hawthorne Blvd. at 182nd St., Redondo Beach	Ralphs +	67,000		0	67,000
Arcade Square, Watt Ave. at Whitney Ave., Sacramento	Grocery Outlet +, Hollywood Video	76,000		0	76,000
Discovery Plaza, W. El Camino Ave. at Truxel Rd., Sacramento	Bel Air Market +, Blockbuster	93,000		0	93,000
Summerhill Plaza, Antelope Rd. at Lichen Dr., Sacramento	Raley’s +, Blockbuster	134,000		0	134,000
Valley, Franklin Boulevard and Mack Road, Sacramento	Rayley's +, Hollywood Video (O.B.O.)	98,000		5,000	103,000
Silver Creek Plaza, E. Capital Expressway at Silver Creek Blvd., San Jose	Safeway +, Walgreen’s, Orchard Supply (O.B.O.)	131,000		65,000	196,000
Greenhouse Marketplace, Lewelling Blvd. at Washington Ave., San Leandro	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only, Factory 2 U	151,000		87,000	238,000
Rancho San Marcos Village, San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Von’s + , 24 Hour Fitness	121,000		0	121,000
San Marcos Plaza, San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Albertsons + (O.B.O.), Blockbuster	36,000		45,000	81,000
Stony Point Plaza, Stony Point Rd. at Hwy. 12, Santa Rosa	Food Maxx +, Hollywood Video	199,000		0	199,000
Sunset Center, Sunset Ave. at State Hwy. 12, Suisun City	Albertsons +, Rite Aid	85,000		0	85,000
Creekside Center, Alamo Dr. at Nut Creek Rd., Vacaville	Raley’s +, Blockbuster	116,000		0	116,000
Westminster Center, Westminster Blvd. at Golden West St., Westminster	Albertsons +, Home Depot, Edward’s Cinema, Rite Aid, Petco	411,000		0	411,000

Louisiana, Total		1,792,000		1,266,000	3,058,000
Seigen Plaza, Siegen Lane at Honore Lane, Baton Rouge	Super Target + (O.B.O.), Ross Dress for Less, Conn’s, Petco	155,000		194,000	349,000
Park Terrace, U.S. Hwy. 171 at Parish, DeRidder	Stage, JC Penney	137,000		0	137,000
Town & Country Plaza, U.S. Hwy. 190 West, Hammond	Winn Dixie +, Office Depot, CVS/pharmacy, Goody’s	227,000		0	227,000
Manhattan Place, Manhattan Blvd. at Gretna Blvd., Harvey	Target (O.B.O.), Ross Dress for Less, Stage, K&G Fashion	133,000		125,000	258,000
Ambassador Plaza, Ambassador Caffery at W. Congress, Lafayette	Albertsons + (O.B.O.), Blockbuster	29,000		73,000	102,000
River Marketplace, Ambassador Caffery at Kaliste Saloom, Lafayette (20%)	Ross Dress for Less, Stage, Cost Plus, Super Target + (O.B.O.), Books A Million	34,000	* !	309,000	343,000

Weingarten Realty Investors
Property Listing at December 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Louisiana Continued
Westwood Village, W. Congress at Bertrand, Lafayette	Stage, Graham Central Station, Blockbuster	141,000		0	141,000
Conn's Building, Ryan at 17th St., Lake Charles	Planet Pets	23,000		0	23,000
14/Park Plaza, Hwy. 14 at General Doolittle, Lake Charles	Kroger +, Stage, Conn’s	207,000		0	207,000
K-Mart Plaza, Ryan St., Lake Charles	Albertsons +, Kmart, Stage	105,000	* !	105,000	210,000
Prien Lake Plaza, Prien Lake Rd. at Nelson Rd., Lake Charles	Target (O.B.O.), Marshall’s, Ross Dress for Less, Bed Bath & Beyond	127,000		125,000	252,000
Southgate, Ryan at Eddy, Lake Charles	Market Basket +, Office Depot, Books A Million	171,000		0	171,000
Orleans Station, Paris, Robert E. Lee at Chatham, New Orleans	Vacant	5,000		0	5,000
Danville Plaza, Louisville at 19th, Monroe	County Market +, Citi Trends, Surplus Warehouse	144,000		0	144,000
University Place, 70th St. at Youree Dr., Shreveport (20%)	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond	41,000	* !	335,000	376,000
Westwood, Jewella at Greenwood, Shreveport	Super 1 Grocery +, Citi Trends	113,000		0	113,000

Nevada, Total		2,751,000		748,000	3,499,000
Eastern Horizon, Eastern Ave. at Horizon Ridge Pkwy., Henderson	Kmart + (O.B.O.)	67,000		144,000	211,000
Best in the West, Rainbow at Lake Mead Rd., Las Vegas	Best Buy, Borders, Bed Bath & Beyond, Babies ‘R’ Us, DSW Shoes, Office Depot, Old Navy, PetsMart, Jo-Ann Stores, The Sports Authority	437,000		0	437,000
Charleston Commons, Charleston and Nellis, Las Vegas	Wal-Mart, Roos, Office Max, 99 Cents Only	338,000		0	338,000
Francisco Centre, E. Desert Inn Rd. at S. Eastern Ave., Las Vegas	Ross Dress for Less (O.B.O.), Sav-On Drug, La Bonita Grocery	116,000		32,000	148,000
Mission Center, Flamingo Rd. at Maryland Pkwy, Las Vegas	Sav-On Drug (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	152,000		56,000	208,000
Paradise Marketplace, Flamingo Rd. at Sandhill, Las Vegas	Smith’s Food +, Dollar Tree	149,000		0	149,000
Rainbow Plaza, Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	410,000		0	410,000
Rancho Towne & Country, Rainbow Blvd. at Charleston Blvd., Las Vegas	Smith’s Food +	87,000		0	87,000
Tropicana Beltway, Tropicana Beltway at Fort Apache Rd., Las Vegas	Lowe’s (O.B.O.), Wal-Mart Supercenter + (O.B.O.), PetsMart, Office Depot, Ross Dress for Less, 99 Cent Only, Sports Authority, Pier 1 Imports	122,000	* !	516,000	638,000
Tropicana Marketplace, Tropicana at Jones Blvd., Las Vegas	Smith’s Food +, Family Dollar	143,000		0	143,000
Westland Fair North, Charleston Blvd. At Decatur Blvd., Las Vegas	Wal-Mart Supercenter +, Lowe’s, PetsMart, Office Depot, Michaels	566,000		0	566,000
College Park S.C., E. Lake Mead Blvd. at Civic Ctr. Dr., North Las Vegas	Albertsons +, Sav-On Drug	164,000		0	164,000

North Carolina, Total		2,551,000		815,000	3,366,000
Capital Square, Capital Blvd. at Huntleigh Dr., Cary	Food Lion +	157,000		0	157,000
Harrison Pointe, Harrison Ave. at Maynard Rd., Cary	Harris Teeter +, Staples	124,000		0	124,000
High House Crossing, NC Hwy 55 at Green Level W. Rd., Cary	Harris Teeter +	90,000		0	90,000
Northwoods Market, Maynard Rd. at Harrison Ave., Cary	Food Lion +	78,000		0	78,000
Parkway Pointe, Cory Parkway at S. R. 1011, Cary	Food Lion +, Eckerd’s	80,000		0	80,000
Chatham Crossing, US 15/501 at Plaza Dr., Chapel Hill (25%)	Lowes Food +, CVS/Pharmacy	24,000	* !	72,000	96,000
Galleria, Galleria Boulevard and Sardis Road, Charlotte	Off Broadway Shoes	108,000		208,000	316,000
Johnston Road Plaza, Johnston Rd. at McMullen Creek Pkwy., Charlotte	Food Lion+	80,000		0	80,000
Steele Creek Crossing, York Rd. at Steele Creek Rd., Charlotte	BI-LO +, Eckerd’s	77,000		0	77,000
Whitehall Commons, NWC of Hwy. 49 at I-485, Charlotte	Blockbuster, Wal-Mart Supercenter + (O.B.O.), Lowes (O.B.O.), BI-LO + (O.B.O.)	33,000		403,000	436,000
Bull City Market, Broad St. at West Main St., Durham	Whole Foods Market +	43,000		0	43,000
Durham Festival, Hillsborough Rd. at LaSalle St., Durham	Kroger +	134,000		0	134,000
Mineral Springs Village, Mineral Springs Rd. at Wake Forest Rd., Durham	Food Lion +, Eckerd’s	58,000		0	58,000
Ravenstone Commons, Hwy 98 at Sherron Rd., Durham	Food Lion +, Blockbuster	60,000		0	60,000
Waterford Village, US Hwy 17 & US Hwy 74/76, Leland (75%)	Harris Teeter +	0	# *	0	0
Pinecrest Plaza, Hwy. 15-501 at Morganton Rd., Pinehurst	Food Lion +, Michael’s, Goody’s, Belk’s	250,000		0	250,000
Avent Ferry, Avent Ferry Rd. at Gorman St., Raleigh	Food Lion +	117,000		0	117,000
Falls Pointe, Neuce Rd. at Durant Rd., Raleigh	Harris Teeter +, Kohl’s (O.B.O.)	103,000		86,000	189,000
Leesville Town Centre, Leesville Rd. at Leesville Church Rd., Raleigh	Harris Teeter +	114,000		0	114,000
Lynnwood Collection, Creedmoor Rd at Lynn Road, Raleigh	Kroger +	86,000		0	86,000
Six Forks Station, Six Forks Rd. at Strickland Rd., Raleigh	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond	468,000		0	468,000
Little Brier Creek, Little Brier Creek Lane and Brier Leaf Lane, Raliegh	Lowe's Food, (O.B.O.)	17,000		46,000	63,000
Stonehenge Market, Creedmoor Rd. at Bridgeport Dr., Raleigh	Harris Teeter +, SteinMart, Eckerd’s	188,000		0	188,000
Surf City Crossing, Highway 17 and Highway 210, Surf City (75%)	Vacant	0	* #	0	0
Heritage Station, Forestville Rd. at Rogers Rd., Wake Forest	Harris Teeter +	62,000		0	62,000
The Shoppes at Caveness Farms, Capitol Boulevard and Caveness Farms Avenue, Wake Forest (75%)	Vacant	0	* #	0	0

Weingarten Realty Investors
Property Listing at December 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Arizona, Total		1,305,000		827,000	2,132,000
Palmilla Center, Dysart Rd. at McDowell Rd., Avondale	Office Max, PetsMart, Dollar Tree, Fry’s Supermarket + (O.B.O.)	104,000		66,000	170,000
Raintree Ranch, Ray Road at Price Road, Chandler	Whole Foods	0	#	60,000	60,000
University Plaza, Plaza Way at Milton Rd., Flagstaff	PetsMart, Safeway +, Ross Dress for Less, Bed Bath & Beyond	162,000		0	162,000
Val Vista Towne Center, Warner at Val Vista Rd., Gilbert	Target (O.B.O.), Staples, Ross Dress for Less, Petco	93,000		123,000	216,000
Arrowhead Festival S.C., 75th Ave. at W. Bell Rd., Glendale	Borders (O.B.O.), Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.)	30,000		147,000	177,000
Fry's Ellsworth Plaza, Broadway Rd. at Ellsworth Rd., Mesa	Fry’s Supermarket + (O.B.O.)	9,000		65,000	74,000
Monte Vista Village Center, Baseline Rd. at Ellsworth Rd., Mesa	Safeway + (O.B.O.)	46,000		58,000	104,000
Red Mountain Gateway, Power Rd. at McKellips Rd., Mesa	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	70,000		136,000	206,000
Camelback Village Square, Camelback at 7th Avenue, Phoenix	Fry’s Supermarket +, Target (O.B.O.), Office Max	135,000		100,000	235,000
Laveen Village Market, Baseline Rd. at 51st St., Phoenix	Fry’s Supermarket + (O.B.O.)	36,000	#	72,000	108,000
Rancho Encanto, 35th Avenue at Greenway Rd., Phoenix	Blockbuster	74,000		0	74,000
Squaw Peak Plaza, 16th Street at Glendale Ave., Phoenix	Basha's, Blockbuster	61,000		0	61,000
Fountain Plaza, 77th St. at McDowell, Scottsdale	Fry’s Supermarket +, Dollar Tree	105,000		0	105,000
Fry's Valley Plaza, S. McClintock at E. Southern, Tempe	Basha’s +	145,000		0	145,000
Broadway Marketplace, Broadway at Rural, Tempe	Office Max, Ace Hardware	83,000		0	83,000
Pueblo Anozira, McClintock Dr. at Guadalupe Rd., Tempe	Fry’s Food & Drug +, Petco, Dollar Tree	152,000		0	152,000

New Mexico, Total		1,076,000		397,000	1,473,000
Eastdale, Candelaria Rd. at Eubank Blvd., Albuquerque	Albertsons +, Family Dollar	118,000		0	118,000
North Towne Plaza, Academy Rd. at Wyoming Blvd., Albuquerque	Whole Foods Market +, Borders	103,000		0	103,000
Pavillions at San Mateo, I-40 at San Mateo, Albuquerque	Comp USA, Old Navy, Shoe Show, Circuit City, Linens ‘N Things	196,000		0	196,000
Plaza at Cottonwood, Coors Bypass Blvd. at Seven Bar Loop Rd., Albuquerque	Staples, PetsMart, Wal-Mart Supercenter +(O.B.O.), Home Depot (O.B.O.)	84,000		334,000	418,000
Wyoming Mall, Academy Rd. at Northeastern, Albuquerque	Walmart (O.B.O)	326,000		0	326,000
De Vargas, N. Guadalupe at Paseo de Peralta, Santa Fe	Albertsons + (O.B.O.), Osco Drugs, Ross Dress for Less, Office Depot, Hastings, United Artists	249,000		63,000	312,000

Colorado, Total		996,000		1,711,000	2,707,000
Aurora City Place, E. Alameda at I225, Aurora	PetsMart, Sportsman Warehouse, Linens ‘N Things, Barnes & Noble, Comp USA, Ross Dress For Less, Super Target + (O.B.O.), Pier 1	173,000	*	355,000	528,000
Bridges at Smoky Hill, Smoky Hill Rd. at S. Picadilly St., Aurora	Rite Aid (O.B.O.)	10,000	*	49,000	59,000
Buckingham Square, Mississippi at Havana, Aurora	Vacant	0	# *	0	0
Academy Place, Academy Blvd. at Union Blvd., Colorado Springs	Safeway (O.B.O.), Ross Dress For Less, Target (O.B.O.)	84,000		177,000	261,000
Uintah Gardens, NEC 19th St. at West Uintah, Colorado Springs	King Sooper’s, Walgreens, Petco	212,000		0	212,000
Green Valley Ranch Towne Center, Tower Rd. at 48th Ave., Denver (37%)	King Sooper’s + (O.B.O.)	17,000	* !	87,000	104,000
Lowry Town Center, 2nd Ave. at Lowry Ave., Denver	Albertsons + (O.B.O.)	39,000	*	92,000	131,000
Gold Creek, Hwy. 86 at Elizabeth St., Elizabeth	Safeway + (O.B.O.)	13,000	*	67,000	80,000
CityCenter Englewood, S. Santa Fe at Hampden Ave., Englewood (51%)	Wal-Mart (O.B.O.), Ross Dress for Less, Gart Sports, Office Depot, Bally Total Fitness, Petco	111,000	*	196,000	307,000
Glenwood Meadows, Midland Ave. at W. Meadows, Glenwood Springs (41%)	Target (O.B.O.), Pier 1, Gart Sports, Bed Bath & Beyond, Petco, Lowe's	92,000	* ! #	258,000	350,000
Highlands Ranch University Park, Highlands Ranch at University Blvd., Highlands Ranch (40%)	Whole Foods Market +	35,000	* !	53,000	88,000
Crossing at Stonegate, Jordon Rd. at Lincoln Ave., Parker (51%)	King Sooper’s	56,000	*	53,000	109,000
River Point at Sheridan, Highway 77 and Highway 88, Sheridan	Vacant	0	# *	0	0
Thorncreek Crossing, Washington St. at 120th St., Thornton (51%)	Target (O.B.O.), Barnes & Noble, Office Max, Michael’s, Pier 1, Cost Plus, Linens ‘N Things	108,000	*	278,000	386,000
Westminster Plaza, North Federal Blvd. at 72nd Ave., Westminster	Safeway + Walgreen (O.B.O.)	46,000	*	46,000	92,000

Kansas, Total		251,000		0	251,000
Shawnee Village, Shawnee Mission Pkwy. at Quivera Rd., Shawnee	Burlington Coat Factory	135,000		0	135,000
Kohl's, Wanamaker Rd. at S.W. 17th St., Topeka	Barnes & Noble, Kohl’s Department Store	116,000		0	116,000

Oklahoma, Total		174,000		0	174,000
Market Boulevard , E. Reno Ave. at N. Douglas Ave., Midwest City	Colortyme	36,000		0	36,000
Town and Country, Reno Ave at North Air Depot, Midwest City	Office Depot, Big Lots, Westlake Hardware	138,000		0	138,000

Arkansas, Total		355,000		0	355,000
Markham Square, W. Markham at John Barrow, Little Rock	Burlington Coat Factory	127,000		0	127,000
Markham West, 11400 W. Markham, Little Rock	Office Depot, Michael’s, Academy, Bassett Furniture, Dollar Tree	178,000		0	178,000
Westgate, Cantrell at Bryant, Little Rock	SteinMart	50,000		0	50,000

Weingarten Realty Investors
Property Listing at December 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Tennessee, Total		656,000		0	656,000
Bartlett Towne Center, Bartlett Blvd. at Stage Rd., Bartlett	Kroger +, Petco, Dollar Tree, Shoe Carnival	179,000		0	179,000
Mendenhall Commons, South Mendenahall Rd. and Sanderlin Avenue, Memphis	Kroger+	80,000		0	80,000
Commons at Dexter Lake, Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s, Samuel's Furniture and Interior	229,000		0	229,000
Highland Square, Summer at Highland, Memphis	Walgreen’s	14,000		0	14,000
Ridgeway Trace, Memphis	Vacant	0	#	0	0
Summer Center, Summer Ave. at Waring Rd., Memphis	Kroger +, Ross Dress for Less	154,000		0	154,000

Missouri, Total		231,000		28,000	259,000
Ballwin Plaza, Manchester Rd. at Vlasis Dr., Ballwin	Schnucks, Michael’s, Sears	203,000		0	203,000
Western Plaza, Hwy 141 at Hwy 30, Fenton	Big Lots	28,000	* !	28,000	56,000

Georgia, Total		1,451,000		716,000	2,167,000
Lakeside Marketplace, Cobb Parkway (US Hwy 41), Acworth	Ross Dress for Less, Circuit City, Petco, Office Max, Books A Million, Target (O.B.O)	148,000		174,000	322,000
Camp Creek Marketplace II, Camp Creek Parkway and Carmla Drive, Atlanta	DSW, American Signature, Circuit City	196,000		0	196,000
Publix at Princeton Lakes, Carmia Drive and Camp Creek Drive, Atlanta	Publix, Hollywood Video	68,000		0	68,000
Brookwood Square, East-West Connector at Austell Rd., Austell	Marshall’s, Staples, Home Depot	253,000		0	253,000
Dallas Commons, US Highway 278 and Nathan Dean Boulevard, Dallas	Kroger (O.B.O.)	25,000		70,000	95,000
Reynolds Crossing, Steve Reynolds and Old North Cross Rd., Duluth	Kroger (O.B.O.)	46,000		70,000	116,000
Thompson Bridge Commons, Thompson Bridge Rd. at Mt. Vernon Rd., Gainesville	Kroger +	78,000		0	78,000
Grayson Commons, Grayson Hwy at Rosebud Rd., Grayson	Kroger +	77,000		0	77,000
Village Shoppes of Sugarloaf, Sugarloaf Pkwy at Five Forks Trickum Rd., Lawrenceville	Publix +	148,000		0	148,000
Sandy Plains Exchange, Sandy Plains at Scufflegrit, Marietta	Publix +	73,000		0	73,000
Brownsville Commons, Brownsville Road and Hiram-Lithia Springs Road, Powder Springs	Kroger (O.B.O.)	28,000		54,000	82,000
Roswell Corners, Woodstock Rd. at Hardscrabble Rd., Roswell	Staples, T.J. Maxx, Super Target + (O.B.O.)	145,000		174,000	319,000
Brookwood Marketplace, Peachtree Parkway at Mathis Airport Rd., Suwannee	Office Max, Home Depot, Target (O.B.O)	166,000		174,000	340,000

Utah, Total		292,000		341,000	633,000
Alpine Valley Center, Main St. at State St., American Fork (33%)	Target (O.B.O.), Old Navy, Pier 1, Dollar Tree, Office Depot	22,000	* !	178,000	200,000
Taylorsville Town Center, West 4700 South at Redwood Rd., Taylorsville	Albertsons + (O.B.O.),Rite Aid	94,000		40,000	134,000
West Jordan Town Center, West 7000 South at S. Redwood Rd., West Jordan	Albertsons + , Office Depot, Target (O.B.O.), Petco, Party City	176,000		123,000	299,000

Illinois, Total		273,000		121,000	394,000
Lincoln Place, Hwy. 59, Fairview Heights	Lowe’s (O.B.O.), Kohl’s Department Store	103,000		121,000	224,000
Lincoln Place II, Route 159 at Hwy. 50, Fairview Heights	Office Depot, Marshall’s, Old Navy, Linens ‘N Things, Ultimate Electronics	170,000		0	170,000

Maine, Total		154,000		51,000	205,000
The Promenade, Essex at Summit, Lewiston (75%)	Staples, Flagship Cinemas	154,000	*	51,000	205,000

Kentucky, Total		607,000		76,000	683,000
Millpond Center, Boston at Man O’War, Lexington	Kroger +	117,000		27,000	144,000
Tates Creek, Tates Creek at Man O’ War, Lexington	Kroger +, Rite Aid	185,000		0	185,000
Regency Shopping Centre, Nicholasville Rd.& West Lowry Lane, Lexington	Kroger+, T.J. Maxx, Michaels	136,000		0	136,000
Festival at Jefferson Court, Outer Loop at Jefferson Blvd., Louisville	Kroger +, PetsMart (O.B.O.), Factory Card Outlet, Sofa Express, AJ Wright (O.B.O.)	169,000		49,000	218,000

Washington, Total		87,000		530,000	617,000
Village at Liberty Lake, E. Country Vista Dr. at N. Liberty Rd., Liberty Lake	Home Depot (O.B.O)	5,000	* ! #	138,000	143,000
Mukilteo Speedway Center, Mukilteo Speedway, Lincoln Way, and Highway 99, Lynnwood (20%)	Food Emporium, Bartell Drugs	18,000	* !	72,000	90,000
Meridian Town Center, Meridian Avenue East and 132nd Street East, Puyallup (20%)	JoAnn's	16,000	* !	127,000	143,000
South Hill Center, 43rd Avenue Southwest and Meridian Street South, Puyallup (20%)	Best Buy, Bed Bath & Beyond, Ross	27,000	* !	107,000	134,000
Rainer Square Plaza, Rainer Avenue South and South Charleston Street, Seattle (20%)	Safeway, Long's Drugs	21,000	* !	86,000	107,000

Weingarten Realty Investors
Property Listing at December 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Oregon Total		23,000		154,000	177,000
Clackamas Square, SE 82nd Avenue and SE Causey Avenue, Portland (20%)	TJ Maxx	15,000	* !	122,000	137,000
Raleigh Hills Plaza, SW Beaverton-Hillsdale Hwy and SW Scholls Ferry Road, Portland (20%)	Walgreens, New Seasons Market	8,000	* !	32,000	40,000

South Carolina, Total		22,000		65,000	87,000
Fresh Market Shoppes, 890 William Hilton Head Pkwy, Hilton Head (25%)	The Fresh Market +	22,000	* !	65,000	87,000

INDUSTRIAL

Houston and Harris County, Total		3,326,000		1,916,000	5,242,000
1919 North Loop West, Hacket Drive at West Loop 610 North	State of Texas	140,000		0	140,000
Beltway 8 Business Park, Beltway 8 at Petersham Dr.	Terminix, Carrier Sales and Distribution, Select Floors	158,000		0	158,000
Blankenship Building, Kempwood Drive	Classic Printers	59,000		0	59,000
Brookhollow Business Center, Dacoma at Directors Row	Bristol Babcock, Harris County Appraisal District, Surgeon's Management	133,000		0	133,000
Central Park Northwest VI, Central Pkwy. at Dacoma	Houston Metallurgical Lab, Inc.	175,000		0	175,000
Central Park Northwest VII, Central Pkwy. at Dacoma	Lucent Technologies, Inc.	103,000		0	103,000
Claywood Industrial Park, Clay at Hollister	Academy, Ltd.	330,000		0	330,000
Crosspoint Warehouse, Crosspoint	Foam Enterprises, LLC.	73,000		0	73,000
Jester Plaza Office Service Center, West T.C. Jester	Corporate Care of Houston, Milwaukee Electric Tool Corporation	101,000		0	101,000
Kempwood Industrial, Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services	113,000		0	113,000
Kempwood Industrial, Kempwood Dr. at Blankenship Dr. (20%)	Pioneer Contract Services, Veritas	41,000	* !	166,000	207,000
Lathrop Warehouse, Lathrop St. at Larimer St. (20%)	United D.C., Inc.	51,000	* !	202,000	253,000
Navigation Business Park, Navigation at N. York (20%)	Packwell, Inc.	48,000	* !	190,000	238,000
Northway Park II, Loop 610 East at Homestead (20%)	Jet Lube, Inc.	61,000	* !	243,000	304,000
Railwood F, Market at U.S. 90 (20%)	Shell Oil Company	60,000	* !	240,000	300,000
Railwood Industrial Park, Mesa at U.S. 90	Distribution International, Global Stainless Supply, Inc., Houston Central Industries, Inc., Smart Transportation Services	616,000		0	616,000
Railwood Industrial Park, Mesa at U.S. 90 (20%)	Bison Building Materials	100,000	* !	398,000	498,000
South Loop Business Park, S. Loop at Long Dr.	Plastic Plus Awards, Lumber Liquidators	46,000	* !	46,000	92,000
Southport Business Park 5, South Loop 610	International Surface Preparation Group, Inc.	161,000		0	161,000
Southwest Park II Service Center, Rockley Road	Bioassay Laboratory, Inc.	68,000		0	68,000
Stonecrest Business Center, Wilcrest at Fallstone	Rentokil, Inc.	111,000		0	111,000
West-10 Business Center, Wirt Rd. at I-10	Aaron’s Office Furniture	129,000		0	129,000
West 10 Business Center II, Wirt Rd. at I-10	Summers Group, Inc.	83,000		0	83,000
Westgate Service Center, Park Row Drive at Whiteback Dr.	Welltec, Inc., Solartron	119,000		0	119,000
West Loop Commerce Center, W. Loop N. at I-10	Inter-Tel Technologies	34,000		0	34,000
610 and 11th St. Warehouse, Loop 610 at 11th St.	Prefco Corp.	105,000		0	105,000
610 and 11th St. Warehouse, Loop 610 at 11th St. (20%)	Iron Mountain, Stone Container	49,000	* !	195,000	244,000
610/288 Business Park , Cannon Street (20%)	Packwell, Inc.	59,000	* !	236,000	295,000

Texas (excluding Houston & Harris Co.), Total		3,879,000		0	3,879,000
Midpoint I-20 Distribution Center, New York Avenue and Arbrook Boulevard, Arlington	Airborne Express, INX International	253,000		0	253,000
Randol Mill Place, Randol Mill Road, Arlington	American Institute of Intradermal Cosmetics, Becker-Parkin Dental Supply Company, Inc.	55,000		0	55,000
Braker 2 Business Center, Kramer Ln. at Metric Blvd., Austin	Digital Transaction Group, Inc.	27,000		0	27,000
Corporate Center Park I and II, Putnam Dr. at Research Blvd., Austin	Phoenix - Lamar Corp, Apria Healthcare, Inc.	117,000		0	117,000
Oak Hills Industrial Park, Industrial Oaks Blvd., Austin	Terracon, Inc., Nanocoolers, Inc.	90,000		0	90,000
Rutland 10 Business Center, Metric Blvd. At Centimeter Circle, Austin	Minimax, Media Event Concepts, Inc.	54,000		0	54,000
Southpark A,B,C, East St. Elmo Rd. at Woodward St., Austin	HJV Associates, Inc.	78,000		0	78,000
Southpoint Service Center, Burleson at Promontory Point Dr., Austin	Browning Construction Co., Ltd., The Closet Factory	54,000		0	54,000
Wells Branch Corporate Center, Wells Branch Pkwy., Austin	RDA Promart	59,000		0	59,000
1625 Diplomat Drive, SWC Diplomat Dr. at McDaniel Dr., Carrollton	Rooftop Systems, Inc.	106,000		0	106,000
Midway Business Center, Midway at Boyington, Carrollton	ProSource, Luxury of Leather, Hale Engineering	141,000		0	141,000
Manana Office Center, I-35 at Manana, Dallas	Omega Environmental Technologies, Dave & Busters, B&B Graphics Finishing Services	223,000		0	223,000
Newkirk Service Center, Newkirk near N.W. Hwy., Dallas	Tri-Ed Distribution, Inc., AWC	106,000		0	106,000
Northaven Business Center, Northaven Rd., Dallas	Dillon Gage, Quality Conservation Services, Inc.	151,000		0	151,000
Northeast Crossing Office/Service Center, East N.W. Hwy. at Shiloh, Dallas	Capital Title	79,000		0	79,000
Northwest Crossing Office/Service Center, N.W. Hwy. at Walton Walker, Dallas	Corvette World	127,000		0	127,000
Redbird Distribution Center, Joseph Hardin Drive, Dallas	Reid Plastics, Inc. Texwood Industries, L.P.	111,000		0	111,000

Weingarten Realty Investors
Property Listing at December 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Texas (excluding Houston & Harris Co.) Continued
Regal Distribution Center, Leston Avenue, Dallas	Document Management Systems, BKM Total Office of Texas, L.P., Global Industries Southwest	203,000		0	203,000
Space Center Industrial Park, Pulaski St. at Irving Blvd., Dallas	Weir’s Furniture Village, Furniture Marketing Group	265,000		0	265,000
McGraw Hill Distribution Center, 420 E. Danieldale Rd, DeSoto	McGraw Hill	418,000		0	418,000
Freeport Commerce Center, Sterling Street and Statesman Drive, Irving	McGraw Hill	51,000		0	51,000
Central Plano Business Park, Klein Rd. at Plano Pkwy., Plano	CK Management, Inc., Minarik Corp.	138,000		0	138,000
Jupiter Service Center, Jupiter near Plano Pkwy., Plano	Interceramic Tile, Germaire Distributors	78,000		0	78,000
Sherman Plaza Business Park, Sherman at Phillips, Richardson	Leggett & Platt, Inc., The Volkswagen Store	101,000		0	101,000
Interwest Business Park, Alamo Downs Parkway, San Antonio	All-American Sports	218,000		0	218,000
Isom Business Park, 919-981 Isom Road, San Antonio	Gandi Innovations, Wells Fargo Bank	175,000		0	175,000
O'Connor Road Business Park, O’Connor Road, San Antonio	Ingersoll Rand	150,000		0	150,000
Freeport Business Center, 13215 N. Promenade Blvd., Stafford	Fairfield Industries, Applera Corporation, Gurtwitch Products	251,000		0	251,000
Georgia, Total		956,000		612,000	1,568,000
Atlanta Industrial Park II & VI, Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc.	552,000		0	552,000
Sears Logistics, 3700 Southside Industrial Way, Atlanta (20%)	Sears Logistics Services, Inc.	81,000	* !	322,000	403,000
Southside Industrial Parkway, Southside Industrial Pkwy at Jonesboro Rd., Atlanta	Lowe Supply, Inc., Mission Produce, Masco Contractor Services	72,000		0	72,000
Kennesaw 75, 3850-3900 Kennesaw Prkwy, Kennesaw	American Hotel Register Co., Clorox Services Company	178,000		0	178,000
6485 Crescent Drive, I-85 at Jimmy Carter Blvd., Norcross (20%)	Zurn, Pax Industries, Inc.	73,000	* !	290,000	363,000

Tennessee, Total		685,000		457,000	1,142,000
Crowfarn Drive Warehouse, Crowfarn Dr. at Getwell Rd., Memphis (20%)	Integris Metals	32,000	* !	129,000	161,000
Outland Business Center, Outland Center Dr., Memphis (20%)	Vistar Corporation, TricorBraun, Quest Communications Corporation	82,000	* !	328,000	410,000
Southpoint I & II, Pleasant Hill Rd. at Shelby Dr., Memphis	AF Services, Sunnywood Products, Inc., Constar	571,000		0	571,000

Florida, Total		1,496,000		0	1,496,000
Lakeland Industrial Center, I-4 at County Rd., Lakeland	Rooms to Go, Amware Pallet Services, Publix	600,000		0	600,000
1801 Massaro, 1801 Massaro Blvd., Tampa	MiTek Industries, Inc., Parksite, Inc.	159,000		0	159,000
Hopewell Industrial Center, Old Hopewell Boulevard and U.S. Highway 301, Tampa	Parts Depot, Inc., American Tire Distributors	224,000		0	224,000
Tampa East Industrial Portfolio, 1841 Massaro Blvd., Tampa	General Electric, Hughes Supply, Interline Brands, GE Polymershapes	513,000		0	513,000

California, Total		462,000		581,000	1,043,000
1725 Dornoch, Donroch Court, San Diego	Vacant	112,000		0	112,000
1855 Dornoch, Donroch Court, San Diego	Vacant	205,000		0	205,000
Siempre Viva Business Park, Siempre Viva Rd. at Kerns St., San Diego (20%)	Hitachi Transport, UPS Supply Chain Solutions, Inc., Bose Corp., New Wave Logistics (USA) Inc.	145,000	* !	581,000	726,000

Weingarten Realty Investors
Property Listing at December 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

UNIMPROVED LAND

Houston & Harris County, Total		2,402,000			2,402,000
Bissonnet at Wilcrest		175,000			175,000
Citadel Plaza at 610 North Loop		137,000			137,000
East Orem		122,000			122,000
Kirkwood at Dashwood Drive		322,000			322,000
Mesa Road at Tidwell		901,000			901,000
Northwest Freeway at Gessner		422,000			422,000
Redman at West Denham		17,000			17,000
West Little York at Interstate 45		161,000			161,000
West Loop North at Interstate 10		145,000			145,000

Texas (excluding Houston & Harris Co.), Total		1,121,000			1,121,000
River Pointe Drive at Interstate 45, Conroe		590,000	#		590,000
NEC of US Hwy 380 & Hwy 75, McKinney		87,000			87,000
9th Ave. at 25th St., Port Arthur		243,000			243,000
Highway 3 at Highway 1765, Texas City		201,000			201,000

Louisiana, Total		462,000			462,000
U.S. Highway 171 at Parish, DeRidder		462,000			462,000

North Carolina, Total		1,750,000			1,750,000
The Shoppes at Caveness Farms		1,750,000			1,750,000

Weingarten Realty Investors
Property Listing at December 31, 2006

			OWNED BY
	NUMBER OF	WRI	OTHERS	TOTAL
ALL PROPERTIES-BY LOCATION	PROPERTIES	OWNED	(O.B.O.)	SQ FTG

Grand Total	389	47,535,000	17,390,000	64,925,000
Texas (excluding Houston and Harris County)	96	11,175,000	2,332,000	13,507,000
Houston & Harris County	77	9,286,000	2,760,000	12,046,000
Florida	41	6,368,000	2,345,000	8,713,000
California	30	4,018,000	1,038,000	5,056,000
North Carolina	26	2,551,000	815,000	3,366,000
Louisiana	16	1,792,000	1,266,000	3,058,000
Arizona	16	1,305,000	827,000	2,132,000
Colorado	15	996,000	1,711,000	2,707,000
Georgia	18	2,407,000	1,328,000	3,735,000
Nevada	12	2,751,000	748,000	3,499,000
Tennessee	9	1,341,000	457,000	1,798,000
New Mexico	6	1,076,000	397,000	1,473,000
Oklahoma	2	174,000	-	174,000
Arkansas	3	355,000	-	355,000
Utah	3	292,000	341,000	633,000
Kentucky	4	607,000	76,000	683,000
Kansas	2	251,000	-	251,000
Missouri	2	231,000	28,000	259,000
Illinois	2	273,000	121,000	394,000
Maine	1	154,000	51,000	205,000
Washington	5	87,000	530,000	617,000
South Carolina	1	22,000	65,000	87,000
Oregon	2	23,000	154,000	177,000

ALL PROPERTIES-BY CLASSIFICATION

Grand Total	389	47,535,000	17,390,000	64,925,000
Shopping Centers	322	36,731,000	13,824,000	50,555,000
Industrial	67	10,804,000	3,566,000	14,370,000

Notes: *	Denotes partial ownership. WRI's interest is 50% except where noted. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.

+	Denotes supermarket or discount store offering full service grocery along with general merchandise.

#	Denotes property under development.

!	Denotes properties that are not consolidated for SEC reporting purposes.

Owned by Others ("O.B.O.") includes buildings owned entirely by another non-WRI legal entity and the proportionate ownership of WRI's partner(s) in various joint ventures and partnerships.